PROSPECTUS | February 28, 2024, as amended June 21, 2024

InfraCap MLP ETF
(Ticker: AMZA)

a series of
ETFIS SERIES TRUST I

The InfraCap MLP ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the
Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

InfraCap MLP ETF (Ticker: AMZA) (the “Fund”) seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.95%
Other Expenses (Includes Interest Expense and Accrued and Deferred Income Tax Expense/Benefit)(2)	1.23%
Total Annual Fund Operating Expenses	2.18%
(1)	The management fee is structured as a “unified fee,” out of which the Fund’s sub-adviser pays all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund.
(2)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$221	$682	$1,169	$2,513

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in high taxes for the Fund. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively, “energy products”) and that trade on a national securities exchange. The Fund may invest in securities of MLPs of all capitalization sizes.

The Fund’s investment strategy will be guided by the following policies:

•The Fund will typically focus on “midstream” MLPs (discussed below).

•In addition to investments in MLPs, the Fund may also write call and put options on securities, ETFs or security indexes in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

•The Fund may also borrow from banks for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the Investment Company Act of 1940 (the “1940 Act”).

•The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.

•Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

•The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., exchange traded funds (“ETFs”) and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities.

•The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream” MLPs are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser expects that monthly cash distributions will constitute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the securities of issuers engaged primarily in energy-related industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

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WHAT IS AN MLP?

An MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain partnership audit rules. To qualify as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner (that typically controls the operations and management of the MLP) and limited partners (that typically own common units in the MLP that have only limited voting rights).

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

MLP Risk. Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

Energy Infrastructure Sector Risks. Risks of investing in companies in the energy infrastructure sector include, but are not limited to, reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products; changes in the regulatory environment; extreme weather; rising interest rates; and threats of attack by terrorists.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level. Accordingly, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being required to pay U.S. federal income tax on its taxable income, which could result in a reduction in the value of your investment in the Fund and lower its income.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

MLP Liquidity Risk. Although common units of MLPs trade on a national securities exchange, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so.

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Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Deferred Tax Liability Risk. The Fund is taxed as a corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the corporate income tax rate as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. As a “C” corporation, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. All or a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market; the possibility that a counterparty will default in the performance of its obligations; the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

Risks of Investing in ETFs and Other Registered Investment Companies. In addition to the risks associated with the underlying assets held by an ETF or other registered investment company, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by such vehicle could decrease. Investments in ETFs are also subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments.

Small- and Mid-Capitalization Companies Risk. Small- and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small- and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Market Risk.  The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

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ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk.  The Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

60%
30%
0%
-30%
-60%
(45.59)%
23.91%
(6.56)%
(25.10)%
4.95%
(49.79)%
52.22%
32.23%
23.47%
2015
2016
2017
2018
2019
2020
2021
2022
2023

•During the periods shown in the bar chart, the highest return for a calendar quarter was 65.99% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (74.01)% (quarter ended 3/31/2020).

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Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception(1)
Before taxes	23.47%	5.54%	(6.01)%
After taxes on distributions(2)	20.58%	4.60%	(6.64)%
After taxes on distributions and sale of shares(2)	15.58%	4.17%	(4.31)%
FT Wilshire 5000 Index(3) (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	12.02%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.26%
Alerian MLP Infrastructure Index (reflects no deduction for fees, expenses or taxes)	23.76%	10.87%	(0.08)%

(1)	The Fund commenced operations on October 1, 2014.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.
(3)	The Fund has changed its broad-based index to the FT Wilshire 5000 Index, which includes large, mid, small and micro-capitalization companies.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield and Edward F. Ryan (each since October 2014) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund is taxed as a regular corporation or “C” corporation for U.S. federal, state and local income tax purposes. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Shares (but not below zero).

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Investments. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by the Fund’s Sub-Adviser, that, as their principal business, operate assets used in energy products and that trade on a national securities exchange. The Fund may invest in securities of MLPs of all capitalization sizes.

The Fund’s investment strategy will be guided by the following policies:

•The Fund will typically focus on “midstream” MLPs.

•In addition to investments in MLPs, the Fund may also write call and put options on securities, ETFs or security indexes in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

•The Fund may also borrow from banks for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the 1940 Act.

•The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.

•Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

•The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., ETFs and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities.

•The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream” MLPs are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

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The Sub-Adviser expects that monthly cash distributions will constitute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the securities of issuers engaged primarily in energy-related industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions”.

The Fund will typically focus on “midstream” MLPs, which are MLPs that collect, gather, process, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser’s investment decisions are based on a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. The Sub-Adviser also expects to utilize its personnel’s experience in evaluating energy infrastructure investments and its long-term relationships with energy industry participants to help identify investment opportunities.

The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest. Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., ETFs and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities. In addition to investments in MLPs, the Fund may also write call and put options in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. The Fund may also borrow for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the 1940 Act. The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

While the Fund’s primary focus is investment in MLPs, the Fund has flexibility to invest in other types of securities, including, without limitation, equity securities of large-, mid- and small-capitalization companies, ETFs and other investment companies, when the Sub-Adviser believes they offer more attractive opportunities or to meet liquidity, redemption or short-term investing needs.

The Sub-Adviser expects that monthly cash distributions will contribute a substantial portion of the Fund’s total investment returns.

Additional Information Regarding MLPs. A MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain partnership audit rules. To qualify as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the

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processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner generally controls the operations and management of the MLP, and typically holds a general partner interest (generally up to 2% of the equity interests in the MLP) plus, in many cases, ownership of common units and subordinated units. Limited partners typically own common units in the MLP that have only limited voting rights.

MLPs are typically structured such that common units and general partner interests have first priority to receive monthly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is often eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Certain Investments. To the extent that the Sub-Adviser makes investments for the Fund that are regulated by the Commodities Futures Trading Commission, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Adviser will not be subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund to the extent that it complies with the requirements of the rule.

Additional Information Regarding the Fund’s Investment Risks.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Energy Infrastructure Sector Risks. A fund concentrated in a single industry or sector, such as the energy infrastructure sector, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the energy infrastructure sector, including, but not limited to, reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; changes in the regulatory environment; extreme weather; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

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MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which ultimately shelter the recognition of taxable income by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV. Additionally, the Fund could consequently be subject to U.S. federal, state and local corporate income taxes on a greater portion of the amount of the distributions it receives from the MLPs, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs taxed as partnerships in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs taxed as partnerships will not be known until the Fund receives a Schedule K-1 for that year with respect to certain of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions such as options or futures contracts, the Fund may become leveraged. The loss on a leveraged derivative instrument may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation. To the extent that the Fund borrows money from banks for investment purposes, the Fund will be required to pay interest on the loan, which is not a covered expense under the Fund’s unified fee, and will therefore increase expenses and reduce returns. The Fund’s bank loans may charge variable rate interest, which means that if interest rates rise, the Fund’s interest expense will increase.

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Options Risk. The purchase and writing of options involve certain risks. During the option period, the writer of a call option has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset) above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying asset at the exercise price or provide the cash settlement amount. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position. If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

MLP Liquidity Risk. Although common units of MLPs trade on a national securities exchange, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Deferred Tax Liability Risk. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the corporate income tax rate as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders.

This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and its shareholders. Moreover, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation also could negatively impact the amount, timing and/or tax characterization of distributions received by Fund shareholders.

As a “C” corporation, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Sub-Adviser will modify the estimates

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or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the corporate income tax rate and an assumed rate attributable to state taxes.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. All or a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Short Sales Risk. The Fund will incur a loss as a result of a short sale if the price of the asset sold short increases from the short sale price. In addition, the lender of the borrowed asset may request, or market conditions may dictate, that the asset sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the asset sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. If the Fund holds both long and short positions, both positions may decline simultaneously, in which case the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. The Fund will also incur increased transaction costs associated with selling assets short. The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

Risks of Investing in ETFs and Other Registered Investment Companies. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

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Small- and Mid-Capitalization Companies Risk. Investing in the securities of small- and mid-capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small- and mid-capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small- and mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small- and mid-capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small- and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of the Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments or if investments in MLPs go out of favor, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and

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market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Additionally, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of creation units.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

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Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may hold little or no short positions or the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, New York 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series the Trust and of Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser has served as the Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of the 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Advisor’s unified fee arrangement with the Fund, as described below.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

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The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2023, the Sub-Adviser had approximately $1.55 billion in assets under management.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Sub-Adviser’s fee; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s Semi-Annual report for the fiscal period ended April 30, 2023. You may obtain a copy of the Fund’s Annual and Semi-Annual Reports, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

•Edward F. Ryan, Co-Founder and Chief Financial Officer of the Sub-Adviser

Prior to co-founding the Sub-Adviser, Mr. Ryan was engaged in venture capital projects in the financial technology sector. Prior to his venture capital activities, he was founder and Managing Partner of Mansion Partners, LP, a private investment partnership focused on value stocks and special situations, which he ran for twelve years.

Before launching his own investment management business, Mr. Ryan was Vice President and Director of Ansbacher (Dublin) Asset Management, Ltd., where he was part of a small team managing investments in global equity and fixed income markets for an offshore investment company and U.S. trusts and foundations.

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His primary investment focus was on financially troubled utilities, real estate investment trusts (REITs) and banks and thrifts.

Prior to joining Ansbacher, he was an Investment Analyst and the Secretary/Treasurer at J. Rothschild Capital Management Corp., a unit of RIT Capital Partners plc. Mr. Ryan was a member of the team that launched the U.S. operation, where he evaluated U.S. investment opportunities and managed all corporate financial functions. Mr. Ryan began his career at The Bank of New York, where he was a Senior Industry Analyst specializing in the oil service industry.

Mr. Ryan has a Master of Business Administration from the Graduate School of Business at Columbia University with a concentration in finance. He also has a Bachelor of Arts degree in Accounting from Saint John’s University (MN).

•Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC, (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

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LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair

22

value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Shares may change on days when you will not be able to purchase or redeem Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

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DISTRIBUTIONS

The Fund currently anticipates making distributions to its shareholders monthly in an amount that is approximately equal to the distributions the Fund received from its investments, including the MLPs in which it invests, less the actual, estimated or anticipated expenses of the Fund, including taxes imposed on the Fund (if any). Generally, the Fund expects, based on its investment objective and strategies, that its distributions, if any, will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains. Unlike the MLPs in which the Fund invests, the Fund is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund may differ greatly from those of the MLPs in which the Fund invests.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

At the time you purchase your Shares, the price of Shares may reflect undistributed income or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend is sometimes known as “buying a dividend.” In addition, the price of Shares may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

FEDERAL INCOME TAXES

TAX TREATMENT OF THE FUND

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cashflow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). A variety of factors could contribute to this result, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, the Fund might bear a greater tax burden and have less cash available to distribute to you or to pay towards Fund expenses.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the corporate income tax rate, regardless of how long the Fund has held such assets since preferential capital gain rates do not apply to regular corporations such as the Fund. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally is equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, net of a deferred tax liability, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore

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increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

Taxes, penalties, and interest associated with an audit of a partnership generally are required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of an MLP taxed as a partnership that the Fund invests in could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against an MLP and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if an MLP in which the Fund invests were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Shares.

Additional Information on the Deferred Tax Liability. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance, at the applicable U.S. federal corporate income tax rate plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards do not expire and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

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The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

TAX TREATMENT OF FUND SHAREHOLDERS

Receipt of Distributions

Distributions made by the Fund will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale of such Shares. To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which are 0%, 15% or 20% depending on the nature of the capital gain and the shareholder’s taxable income. For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of the Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

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The Tax Cuts and Jobs Act (“TCJA”), signed into law on December 22, 2017, made modifications to the corporate net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20-year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization (the “80% limitation”). The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), signed into law on March 27, 2020, included a provision restricting the 80% limitation to tax years beginning after December 31, 2020. As of October 31, 2022, the Fund had NOLs available to offset future taxable income. Based on the Fund’s taxable income estimates for the current fiscal year end, the Fund anticipates it will fully utilize the pre-TCJA NOLs and the post-TCJA NOLs, resulting in an estimated federal tax liability owed for the year ended October 31, 2023.

The Fund will rely to a large extent on information provided by the MLPs, which is largely reported on a delayed basis and is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions and market conditions. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023, in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

Sale Of Fund Shares

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Shareholders That Are Corporations

Taxable dividends paid by the Fund to corporate shareholders will be taxed at the corporate income tax rate. Corporate shareholders may be entitled to a dividends received deduction on dividends paid by the Fund.

Shareholders That Are Tax-Exempt Organizations

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (“UBTI”). Because the Fund is a corporation for federal income tax purposes, an owner of any of the Shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of the Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.

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Shareholders That Are Regulated Investment Companies

Similarly, the income and gain realized from an investment in the Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Application of Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Non-U.S. Investors

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

Because Creation Units are issued and redeemed by the Fund solely for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	InfraCap MLP ETF(1)
	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$33.22		$27.31		$13.78		$44.80		$63.87
Investment operations:
Net investment loss(2)	(0.65)		(0.31)		(0.33)		(0.09)		(0.96)
Net realized and unrealized gain (loss)	4.69		8.86		16.50		(28.94)		(7.91)
Total from investment operations	4.04		8.55		16.17		(29.03)		(8.87)
Less Distributions from:
Net investment income	(2.84)		—		—		—		—
Net realized gains	—		(2.64)		—		—		—
Return of capital	—		—		(2.64)		(1.99)		(10.20	)(3)
Total distributions	(2.84)		(2.64)		(2.64)		(1.99)		(10.20)
Net Asset Value, End of year	$34.42		$33.22		$27.31		$13.78		$44.80
Net Asset Value Total Return(4)	12.91%		33.13%		121.30%		(62.67)%		(15.62)%
Net assets, end of year (000’s omitted)	$326,612		$333,536		$294,628		$99,107		$331,936
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including current and deferred income tax benefit / expense	2.18	%(5)	1.64	%(6)	1.40	%(7)	2.01	%(8)	2.41	%(9)
Expenses, excluding current and deferred income tax benefit / expense	2.99	%(10)	1.64	%(6)	1.40	%(7)	1.89	%(8)	2.40	%(9)
Net investment loss, net of income taxes	(1.98)%		(1.06)%		(1.31)%		(1.71)%		(1.72)%
Portfolio turnover rate(11)	69%		62%		99%		96%		136%

(1) Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 have been adjusted as a result of the 1 for 10 reverse stock split.

(2) Based on average shares outstanding.

(3) The per share distribution amount of $10.20 was originally misclassified and shown as distributions from net investment income in the Fund’s October 31, 2019 Annual Report. This amount has been subsequently reclassified to distributions from return of capital.

(4) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(5) The ratios of expenses to average net assets include interest expense of 2.04% and current and deferred income tax benefit / expense of 0.81%.

(6) The ratios of expenses to average net assets include interest expense of 0.69%.

(7) The ratios of expenses to average net assets include interest expense of 0.45%.

(8) The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

(9) The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.

(10) The ratios of expenses to average net assets include interest expense of 2.04%.

(11) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, New York 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

PROSPECTUS | February 28, 2024, as amended June 21, 2024

InfraCap REIT Preferred ETF
(Ticker: PFFR)

a series of
ETFIS SERIES TRUST I

The InfraCap REIT Preferred ETF (the “Fund”) is an exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

InfraCap REIT Preferred ETF (Ticker: PFFR) (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.45%
Total Annual Fund Operating Expenses	0.45%

(1)	The management fee is structured as a “unified fee.” The Fund’s investment adviser has delegated to the Fund’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 90% of its assets in component securities of the Underlying Index. The Underlying Index is comprised of preferred securities listed on U.S. exchanges that are issued by real estate investment trusts (“REITs”).

What are preferred securities? Preferred securities are a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds) in the payment of dividends and in the event of the bankruptcy or liquidation of a company’s assets. Although preferred securities represent an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred securities typically have rights and characteristics similar to debt instruments.

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Preferred securities in the Underlying Index may include, without limitation, floating and fixed-rate preferred securities, callable preferred securities, cumulative and non-cumulative preferred securities, convertible preferred securities, trust preferred securities and depositary preferred securities.

What is a REIT? A REIT is a corporation, trust or association dedicated to owning, operating or financing income-producing real estate. To qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT is required to distribute at least 90% of its taxable income to shareholders annually and receive at least 75% of that income from rents, mortgages and sales of property. A REIT that qualifies under the Code is generally not taxed on income that it distributes to its shareholders. The Underlying Index may include preferred securities issued by Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rental and lease income, but may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which provide loans to owners and operators of real estate assets or hold or trade mortgages or mortgage-backed securities, derive their income primarily from interest payments made on the underlying mortgages. Hybrid REITs may invest in a combination of properties, mortgages and mortgage-backed securities.

The Underlying Index. The Underlying Index, which was launched in January 2015, is a modified market capitalization weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by REITs listed in the U.S. In a market capitalization weighted index, each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the index.

The Underlying Index was co-developed by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), and Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund, the Sub-Adviser, or the Fund’s adviser, Virtus ETF Advisers LLC (the “Adviser”). Indxx owns the Underlying Index and is solely responsible for calculating, maintaining and rebalancing the Underlying Index.

To be included in the Underlying Index, a security generally must meet the following minimum criteria as of each reconstitution date:

•Security Type: Preferred Securities

•Primary Exchange: United States

•Type of Issuer: REIT

•Market Capitalization: $75 million or more

•6 Month Average Monthly Trading Volume: 150,000 shares or more

•Yield to Worst (i.e., an estimate of the lowest potential yield that can be received on a preferred security without issuer default): greater than 3%

•Constituent Weightings: No single issuer will exceed 10% of its representation in the Underlying Index upon rebalance. No REIT sub-sector will exceed 30% of the Underlying Index upon rebalance, with the exception of the Diversified REIT sub-sector, which will not exceed 35%.

•Review: At the end of every calendar quarter, each Underlying Index constituent will be reviewed and distressed companies may be excluded.

Once the investment universe is appropriately narrowed based on the foregoing criteria, all remaining securities are chosen as index constituents, which are then weighted based on their modified market capitalization. Indxx reconstitutes and rebalances the Underlying Index semi-annually at the close of the last trading day of March and September of each year in accordance with the Underlying Index methodology. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index. As of December 31, 2023, the Underlying Index contained 91 constituents.

Indxx’s Index Committee is responsible for setting policy, determining index composition, and administering the Underlying Index in accordance with the Underlying Index methodology. The Index Committee reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a constituent. Continued index membership of a constituent is not necessarily subject to the Underlying Index methodology. A constituent may be considered for exclusion by the Index Committee on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Underlying Index methodology.

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The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities of REITs. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index is concentrated in the Mortgage REITs and Equity REITs industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, in attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Securities. There are special risks associated with investing in preferred securities, including:

•Deferral and Omission. If the Fund owns preferred securities that include provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•Limited Voting Rights. Preferred securities may have no or limited voting rights with respect to the issuing company.

•Special Redemption Rights. An issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

REIT Industries Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the Mortgage REITs and/or Equity REITs industries, including  deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations.

Interest Rate Risk.  The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of REIT securities (including preferred securities) can be expected to decline.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

6

Small Capitalization Companies Risk. Small-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly invested in several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, the Sub-Adviser and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

7

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

50%
25%
0%
-25%
-50%
20.32%
19.75%
7.03%
(7.28)%
(0.11)%
(24.13)%
2018
2019
2020
2021
2022
2023

•During the periods shown in the bar chart, the highest return for a calendar quarter was 19.87% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (29.45)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception(1)
Before taxes	19.75%	3.17%	2.15%
After taxes on distributions(2)	16.76%	1.04%	0.01%
After taxes on distributions and sale of shares(2)	11.52%	1.54%	0.75%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	12.79%
Indxx REIT Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	20.10%	4.05%	2.96%

(1)	The Fund commenced operations on February 7, 2017.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

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MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield and Edward F. Ryan (each since February 2017) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

9

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Investments. Under normal market conditions, the Fund will invest not less than 90% of its assets in component securities of the Underlying Index. The Underlying Index is comprised of preferred securities listed on U.S. exchanges that are issued by REITs.

What are preferred securities? Preferred securities are a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds) in the payment of dividends and in the event of the bankruptcy or liquidation of a company’s assets. Although preferred securities represent an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred securities typically have rights and characteristics similar to debt instruments.

Preferred securities in the Underlying Index may include, without limitation, floating and fixed-rate preferred securities, callable preferred securities, cumulative and non-cumulative preferred securities, convertible preferred securities, trust preferred securities and depositary preferred securities.

What is a REIT? A REIT is a corporation, trust or association dedicated to owning, operating or financing income-producing real estate. To qualify as a REIT under the Code, a REIT is required to distribute at least 90% of its taxable income to shareholders annually and receive at least 75% of that income from rents, mortgages and sales of property. A REIT that qualifies under the Code is generally not taxed on income that it distributes to its shareholders. The Underlying Index may include preferred securities issued by Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rental and lease income, but may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which provide loans to owners and operators of real estate assets or hold or trade mortgages or mortgage-backed securities, derive their income primarily from interest payments made on the underlying mortgages. Hybrid REITs may invest in a combination of properties, mortgages and mortgage-backed securities.

The Underlying Index. The Underlying Index, which was launched in January 2015, is a modified market capitalization weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by REITs listed in the U.S. In a market capitalization weighted index, each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the index.

The Underlying Index was co-developed by the Sub-Adviser, and Indxx, the index provider of the Underlying Index. Indxx is not affiliated with the Fund, the Sub-Adviser, or the Fund’s Adviser. Indxx owns the Underlying Index and is solely responsible for calculating, maintaining and rebalancing the Underlying Index.

To be included in the Underlying Index, a security generally must meet the following minimum criteria as of each reconstitution date:

•Security Type: Preferred Securities

•Primary Exchange: United States

•Type of Issuer: REIT

•Market Capitalization: $75 million or more

•6 Month Average Monthly Trading Volume: 150,000 shares or more

•Yield to Worst (i.e., an estimate of the lowest potential yield that can be received on a preferred security without issuer default): greater than 3%

•Constituent Weightings: No single issuer will exceed 10% of its representation in the Underlying Index upon rebalance. No REIT sub-sector will exceed 30% of the Underlying Index upon rebalance, with the exception of the Diversified REIT sub-sector, which will not exceed 35%.

•Review: At the end of every calendar quarter, each Underlying Index constituent will be reviewed and distressed companies may be excluded.

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Once the investment universe is appropriately narrowed based on the foregoing criteria, all remaining securities are chosen as index constituents, which are then weighted based on their modified market capitalization. Indxx reconstitutes and rebalances the Underlying Index semi-annually at the close of the last trading day of March and September of each year in accordance with the Underlying Index methodology. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index. As of December 31, 2023, the Underlying Index contained 91 constituents.

Indxx’s Index Committee is responsible for setting policy, determining index composition, and administering the Underlying Index in accordance with the Underlying Index methodology. The Index Committee reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a constituent. Continued index membership of a constituent is not necessarily subject to the Underlying Index methodology. A constituent may be considered for exclusion by the Index Committee on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Underlying Index methodology.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities of REITs. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index is concentrated in the Mortgage REITs and Equity REITs industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, in attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Limitations.”

To the extent that the Fund is not invested in securities of the Underlying Index as disclosed above, the Fund may invest in other investments that the Sub-Adviser believes will help the Fund track the Underlying Index, including shares of other registered investment companies (e.g., mutual funds and ETFs), and cash and cash equivalents.

In addition, although the Fund generally intends to replicate the component securities of the Underlying Index as disclosed in the Fund’s principal investment strategies, which are discussed in the “Risk/Return Summary Information” section above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index. When utilizing a representative sampling strategy, the Fund will invest in what it believes to be a representative sample of the component securities in the Underlying Index. Under the representative sampling technique, each security is selected for inclusion in the Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index taken in its entirety. If the representative sampling technique is used, the Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. The Fund may also use representative sampling to exclude less liquid component securities contained in the Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

There also may be instances in which the Sub-Adviser may choose to (i) overweight or underweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Sub-Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

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The Fund may sell securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Fund’s Investment Risks.

Preferred Securities. There are special risks associated with investing in preferred securities, including:

•Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of hybrid-preferred securities, holders generally have no voting rights.

•Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

REIT Industries Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the Mortgage REITs and/or Equity REITs industries, including real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations. In addition to the above, Mortgage REITs are subject to the following risks: credit risk of the borrowers under the underlying mortgages, insufficient insurance, risks of investments in subprime mortgages, foreclosure risk, interest rate risk, risks of borrowing and leverage, and prepayment risk.

Interest Rate Risk. REITs may be particularly sensitive to changes in prevailing interest rates. The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of REIT securities (including preferred securities) can be expected to decline.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Small Capitalization Companies Risk. Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small capitalization companies often have limited product

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lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations. designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly invested in several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of the Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or preferred REITs as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. While the Sub-Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of the Underlying Index. Further, the Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, the Sub-Adviser and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

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ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares.

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Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

ETF and Other Registered Investment Company Risk. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Sampling Risk. To the extent the Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open-end management investment company registered with the SEC.

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The Adviser has served as the Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of the greater of 0.45% of the Fund’s average daily net assets or $25,000 per year (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2023, the Sub-Adviser had approximately $1.55 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee that is equal to the greater of (i) an annualized rate of 0.075% of the average daily net asset value of the Fund, during the prior calendar month, or (ii) a minimum annual fee of $25,000 per calendar year. The remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent semi-annual report for the fiscal period ended April 30, 2023. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

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Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

•Edward F. Ryan, Co-Founder and Chief Financial Officer of the Sub-Adviser

Prior to co-founding the Sub-Adviser, Mr. Ryan was engaged in venture capital projects in the financial technology sector. Prior to his venture capital activities, he was founder and Managing Partner of Mansion Partners, LP, a private investment partnership focused on value stocks and special situations, which he ran for twelve years.

Before launching his own investment management business, Mr. Ryan was Vice President and Director of Ansbacher (Dublin) Asset Management, Ltd., where he was part of a small team managing investments in global equity and fixed income markets for an offshore investment company and U.S. trusts and foundations. His primary investment focus was on financially troubled utilities, real estate investment trusts (REITs) and banks and thrifts.

Prior to joining Ansbacher, he was an Investment Analyst and the Secretary/Treasurer at J. Rothschild Capital Management Corp., a unit of RIT Capital Partners plc. Mr. Ryan was a member of the team that launched the U.S. operation, where he evaluated U.S. investment opportunities and managed all corporate financial functions. Mr. Ryan began his career at The Bank of New York, where he was a Senior Industry Analyst specializing in the oil service industry.

Mr. Ryan has a Master of Business Administration from the Graduate School of Business at Columbia University with a concentration in finance. He also has a Bachelor of Arts degree in Accounting from Saint John’s University (MN).

•Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

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OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. Because the income of the Fund is primarily derived from investments in U.S. REITs, generally none or only a small portion of the income dividends reported by the Fund is anticipated to be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gain.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and

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the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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Neither the Adviser nor the Sub-Adviser guarantees the accuracy and/or the completeness of the Underlying Index or any data included therein, and neither the Adviser nor the Sub-Adviser shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor the Sub-Adviser make any warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Each of the Adviser and Sub-Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or Sub-Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$16.38	$24.32	$21.71	$25.26	$23.65
Investment operations:
Net investment income[1]	1.13	0.68	0.63	1.05	1.32
Net realized and unrealized gain (loss)	0.33	(7.18)	3.42	(3.14)	1.83
Total from investment operations	1.46	(6.50)	4.05	(2.09)	3.15

Less Distributions from:
Net investment income	(1.07)	(0.96)	(1.44)	(1.22)	(1.30)
Return of capital	(0.37)	(0.48)	—	(0.24)	(0.24)
Total distributions	(1.44)	(1.44)	(1.44)	(1.46)	(1.54)
Net Asset Value, End of year	$16.40	$16.38	$24.32	$21.71	$25.26
Net Asset Value Total Return[2]	8.84%	(27.70)%	18.93%	(8.06)%	13.78%
Net assets, end of year (000’s omitted)	$56,564	$54,064	$87,539	$52,104	$37,885

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income	6.51%	3.25%	2.61%	4.75%	5.42%
Portfolio turnover rate[4]	14%	79%	144%	38%	66%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares..

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ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

PROSPECTUS | February 28, 2024, as amended June 21, 2024

Virtus InfraCap U.S. Preferred Stock ETF
(Ticker: PFFA)

a series of
ETFIS SERIES TRUST I

The Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA) (the “Fund”) seeks current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.80%
Other Expenses	1.72%
Total Annual Fund Operating Expenses	2.52%

(1)	The management fee is structured as a “unified fee.” The Fund’s investment adviser has delegated to the Fund’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the management fee paid to the Fund’s adviser; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$255	$785	$1,340	$2,856

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred stock, and in derivatives and other instruments that have economic characteristics similar to such investments. The Fund considers an issuer of preferred stock to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its

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assets in the U.S. Preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund’s portfolio will primarily consist of preferred stock issued by companies with market capitalizations of over $100 million, which may include small and mid-capitalization companies.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock and depositary preferred stock. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at a predetermined price (i.e., the “call price”) after a specified date.

Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), may purchase and write put and call options in an effort to generate additional income, reduce volatility and/or hedge against market or other risks in the Fund’s portfolio. The Fund will also borrow from banks for investment purposes generally in an amount between 15% and 25% of its net assets, although it may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) in compliance with the Investment Company Act of 1940 (the “1940 Act”). The use of borrowings to purchase additional investments is known as leverage.

The Sub-Adviser actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in particular sectors. As of October 31, 2023, the Fund focused its investments in the real estate, financial and energy sectors.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Stock Risk. There are special risks associated with investing in preferred stock, including:

•

Deferral and Omission. If the Fund owns preferred stock that includes provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Subordination. Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

•

Liquidity. Preferred stock may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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•

Limited Voting Rights. Preferred stock may have no or limited voting rights with respect to the issuing company.

•

Special Redemption Rights. An issuer of preferred stock may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Small- and Mid-Capitalization Companies Risk. Small and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

40%
30%
20%
10%
0%
-10%
-20%
-30%
32.14%
(7.98)%
24.07%
(20.91)%
24.82%
2019
2020
2021
2022
2023

•During the periods shown in the bar chart, the highest return for a calendar quarter was 45.22% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (50.96)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception[1]
Before taxes	24.82%	8.29%	5.88%
After taxes on distributions[2]	21.80%	5.41%	3.11%
After taxes on distributions and sale of shares[2]	15.60%	5.60%	3.70%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	12.05%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	12.02%	4.23%	3.16%

1	The Fund commenced operations on May 15, 2018.
2	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

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MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since May 2018), Andrew Meleney (since February 2024) and Edward F. Ryan (since May 2018).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Investments. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred stock, and in derivatives and other instruments that have economic characteristics similar to such investments. The Fund considers an issuer of preferred stock to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. Preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund’s portfolio will primarily consist of preferred stock issued by companies with market capitalizations of over $100 million, which may include small and mid-capitalization companies.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock and depositary preferred stock. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at the call price after a specified date.

The Sub-Adviser may purchase and write put and call options in an effort to generate additional income, reduce volatility and hedge against market or other risks in the Fund’s portfolio. The Fund will also borrow from banks for investment purposes generally in an amount between 15% and 25% of its net assets, although it may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) in compliance with the 1940 Act. The use of borrowings to purchase additional investments is known as leverage.

The Sub-Adviser actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in particular sectors. As of October 31, 2023, the Fund focused its investments in the real estate, financial and energy sectors.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to the shareholders.

While the Fund’s primary focus is investments in preferred stock as disclosed above, the Fund has flexibility to invest in other types of securities, including real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), exchange-traded products (“ETPs”), common stock and cash or cash equivalents, such as money market instruments. The Fund may also invest up to 20% of its net assets in short positions on ETPs and other securities, including preferred and common stock. Please see the Fund’s Statement of Additional Information (the “SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

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Additional Information Regarding the Fund’s Investment Risks.

Preferred Stock Risk. There are special risks associated with investing in preferred stock, including:

•Deferral and Omission. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred stock that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Interest Rate. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall.

•Liquidity. Preferred stock may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

•Limited Voting Rights. Generally, traditional preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of hybrid-preferred stock, holders generally have no voting rights.

•Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Options Risk. The purchase and writing of options involves certain risks. During the option period, the writer of a call option has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset) above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying asset at the exercise price or provide the cash settlement amount. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position. If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions, such as options, the Fund may become leveraged. The loss on a leveraged derivative instruments may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to

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satisfy its borrowing obligations. To the extent that the Fund borrows money from banks for investment purposes, the Fund will be required to pay interest on the loan, which is not a covered expense under the Fund’s unified fee, and will therefore increase expenses and reduce returns. The Fund’s bank loans may charge variable rate interest, which means that if interest rates rise, the Fund’s interest expense will increase.

Small- and Mid-Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.

Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

•Real Estate Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the real estate sector. Investing in securities of companies in the real estate sector includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; losses from casualty or condemnation; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector.

•Financial Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

•Energy Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the energy sector. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies, particularly in the countries where companies are located or do business. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

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Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of the Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally

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will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

Risks Related to Investments in ETPs. Through its positions in other ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments tracked by an ETP could decrease (or increase). In addition, certain ETPs may track common portfolio positions, thereby reducing any diversification benefits. To the extent that the Fund invests in other ETPs, your cost of investing in the Fund will generally be higher than the cost of investing directly in other ETPs. By investing in the Fund, you will indirectly bear fees and expenses charged by underlying ETPs, in addition to the Fund’s direct fees and expenses. Furthermore, the market value of an ETP’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETP shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETP trades at a premium (creating the risk that the Fund pays more than NAV for an ETP when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETPs it holds, and that the Fund receives less than NAV when selling an ETP).

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

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MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which ultimately shelter the recognition of taxable income by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV. Additionally, the Fund could consequently be subject to U.S. federal, state and local corporate income taxes on a greater portion of the amount of the distributions it receives from the MLPs, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs taxed as partnerships in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs taxed as partnerships will not be known until the Fund receives a Schedule K-1 for that year with respect to certain of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

REIT Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Internal Revenue Code of 1986 (the “Code”), environmental problems, property tax increases or changes in federal, state or local regulations.

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Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in short sales. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser has served as the Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.80% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan; taxes

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and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies.

The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2023, the Sub-Adviser had approximately $1.55 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee equal to an annualized rate of 0.14% of the Fund’s average daily net assets, and the remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent semi-annual report for the fiscal period ended April 30, 2023. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

MANAGER OF MANAGERS STRUCTURE

The SEC has granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers (including the Sub-Advisory Agreement with the Sub-Adviser) without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by the Fund to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

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Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

•Edward F. Ryan, Co-Founder and Chief Financial Officer of the Sub-Adviser

Prior to co-founding the Sub-Adviser, Mr. Ryan was engaged in venture capital projects in the financial technology sector. Prior to his venture capital activities, he was founder and Managing Partner of Mansion Partners, LP, a private investment partnership focused on value stocks and special situations, which he ran for twelve years.

Before launching his own investment management business, Mr. Ryan was Vice President and Director of Ansbacher (Dublin) Asset Management, Ltd., where he was part of a small team managing investments in global equity and fixed income markets for an offshore investment company and U.S. trusts and foundations. His primary investment focus was on financially troubled utilities, REITs and banks and thrifts.

Prior to joining Ansbacher, he was an Investment Analyst and the Secretary/Treasurer at J. Rothschild Capital Management Corp., a unit of RIT Capital Partners plc. Mr. Ryan was a member of the team that launched the U.S. operation, where he evaluated U.S. investment opportunities and managed all corporate financial functions. Mr. Ryan began his career at The Bank of New York, where he was a Senior Industry Analyst specializing in the oil service industry.

Mr. Ryan has a Master of Business Administration from the Graduate School of Business at Columbia University with a concentration in finance. He also has a Bachelor of Arts degree in Accounting from Saint John’s University (MN).

•

Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

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OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.

Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (the “IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge by calling the Fund at (888) 383-0553.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$18.62	$25.16	$19.26	$26.43	$24.47
Investment operations:
Net investment income[1]	1.48	1.50	1.18	1.40	1.44
Net realized and unrealized gain (loss)	0.20 [2]	(6.09)	6.62	(6.25)	2.80
Total from investment operations	1.68	(4.59)	7.80	(4.85)	4.24

Less Distributions from:
Net investment income	(1.62)	(1.95)	(1.59)	(1.81)	(2.28)
Net realized gains	—	—	(0.26)	(0.43)	—
Return of capital	(0.36)	—	(0.05)	(0.08)	—
Total distributions	(1.98)	(1.95)	(1.90)	(2.32)	(2.28)
Net Asset Value, End of year	$18.32	$18.62	$25.16	$19.26	$26.43
Net Asset Value Total Return[3]	9.15%	(19.28)%	41.52%	(18.37)%	18.37%
Net assets, end of year (000’s omitted)	$609,278	$456,136	$527,121	$146,397	$88,525

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	2.52%[4]	1.40%[5]	1.21%[6]	1.47%[7]	2.00%[8,9]
Net investment income	7.71%	6.64%	4.93%	6.93%	5.66%
Portfolio turnover rate[10]	26%	22%	35%	96%	150%

1Based on average shares outstanding.

2The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

4The ratios of expenses to average net assets include interest expense of 1.72%.

5The ratios of expenses to average net assets include interest expense of 0.60%.

6The ratios of expenses to average net assets include interest expense of 0.41%.

7The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

8The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.

9The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819.

PROSPECTUS | February 28, 2024, as amended June 21, 2024

Virtus LifeSci Biotech Products Etf
(Ticker: BBP)

Virtus LifeSci Biotech Clinical Trials Etf
(Ticker: BBC)

each a series of
ETFIS SERIES TRUST I

Each of the Virtus LifeSci Biotech Products ETF and the Virtus LifeSci Biotech Clinical Trials ETF (each a “Fund” and together the “Funds”) is an exchange-traded fund (“ETF”). Shares of each Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3

RISK/RETURN SUMMARY INFORMATION

VIRTUS LIFESCI BIOTECH PRODUCTS ETF (TICKER: BBP)

INVESTMENT OBJECTIVE

The Virtus LifeSci Biotech Products ETF (the “Products Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Products Index (the “Products Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Products Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Products Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.79%
Total Annual Fund Operating Expenses	0.79%

(1)	The management fee is structured as a “unified fee,” out of which the Products Fund’s adviser pays all of the ordinary operating expenses of the Products Fund, except for the following expenses, each of which is paid by the Products Fund: the Products Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Products Fund.

Example.

This example is intended to help you compare the cost of investing in the Products Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Products Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Products Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

PORTFOLIO TURNOVER

The Products Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Products Fund’s performance. During the fiscal year ended October 31, 2023, the Products Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Products Fund will invest not less than 80% of its assets in component securities of the Products Index. The Products Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with at least one drug therapy approved by the U.S. Food and Drug Administration (“FDA”) for marketing. The Products Index is sponsored by LifeSci Index Partners, LLC (the “Index Provider”). The Index Provider utilizes a selection committee comprised of its employees (the “Index Committee”) that is responsible, pursuant to the rules included in the methodology for the Products Index, for making certain determinations for the Products Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, Securities and Exchange Commission (“SEC”) filings, public documents from the U.S. Food and Drug Administration (“FDA”), company press releases and official corporate websites.

4

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Products Index, the Index Committee must exclude from the Products Index companies that are not pure biotechnology companies because they are classified, based on publicly available information, within one of the following 12 distinct sub-industries of the Biotechnology subsector: Animal Health, Diversified Healthcare, Investment Management, Healthcare Services, Non-Healthcare, Large Pharmaceuticals, Specialty Pharmaceuticals, Medical Devices, Vaccines, Nutraceuticals, OTC Healthcare, or Tools (“Excluded Companies”). Companies with a primary product offering or product candidate (“lead drug”) still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Products Index. The methodology for the Products Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Products Index will more accurately capture the performance of traditional biotechnology companies.

The Products Index. To initially be considered for the Products Index, a security must have the following characteristics (“Initial Index Criteria”):

•Security: Common Stock

•Primary Exchange: United States

•Sector: Classified according to the Industry Classification Benchmark (ICB) as Pharmaceuticals and Biotechnology

•Market Capitalization: $500 million or more

•6-Month Average Daily Trading Volume: $2 million or more

•1-Month Average Daily Trading Volume: $1 million or more

•Seasoning Period of IPOs and New Issues: 3 months

•Corporate Activity: issuer may not currently be in bankruptcy proceedings or have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible.

The Products Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Products Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

•Product Stage: The lead drug of these companies has received FDA approval.

•Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

•Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Products Index then requires the Index Provider to select for inclusion in the Products Index only the common stock of those remaining issuers with a lead drug determined to be in the Product Stage.

As of December 31, 2023, the Products Index contained the common stock of 52 components. The Index Provider reconstitutes the Products Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. A security may be removed from the Products Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The

5

Products Fund is generally reconstituted and rebalanced in accordance with the Products Index. The Products Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Products Fund, the Index Provider or Virtus ETF Advisers LLC, the Products Fund’s investment adviser (the “Adviser”).

The Products Fund will not seek to “beat” the performance of the Products Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Products Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Products Index by investing in a portfolio of securities that generally replicates the Products Index; however, there may be times when the Products Fund does not hold every security in the Products Index. The Adviser expects that, over time, the correlation between the Products Fund’s performance, before fees and expenses, and that of the Products Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Products Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies. The Products Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

PRINCIPAL RISKS

An investment in the Products Fund is subject to investment risks; therefore, you may lose money by investing in the Products Fund. There can be no assurance that the Products Fund will be successful in meeting its investment objective. Generally, the Products Fund will be subject to the following principal risks:

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry are subject to significant governmental regulation, the need for governmental approvals, including, without limitation, FDA approval, typically rely heavily on their ability to obtain and enforce intellectual property rights and patents, tend to be more volatile than those of companies with larger capitalizations or markets generally, and can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Products Index uses equal weighting, the Products Fund will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of the Products Fund depends on the performance of the issuers of the individual securities in which the Products Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Products Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Products Fund may hold constituent securities of the Products Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole, which could cause the Products Fund’s returns to be lower than if the Products Fund employed an active strategy. Unless the Products Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Products Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Products Fund’s return may not match or achieve a high degree of correlation with the returns of the Products Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

6

Calculation Methodology. The Products Index relies on various sources of information to assess the criteria of issuers included in the Products Index, including information that may be based on assumptions and estimates. The Products Fund, the Adviser, and the Index Provider cannot offer assurances that the Products Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Products Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•

Authorized Participant Risk. The Products Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Products Fund may trade at a discount to NAV and possibly face delisting.

•

Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Products Fund’s securities holdings, and the Products Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Products Fund by showing changes in the performance of the Products Fund from year to year and by showing how the Products Fund’s average annual returns for one year, five years and since inception compared with a broad based index and the index the Products Fund seeks to track, in that order. The Products Fund’s past performance (before and after taxes) is not necessarily an indication of how the Products Fund will perform in the future. Updated performance information for the Products Fund may be obtained by calling the Products Fund at (888) 383-0553.

•During the periods shown in the bar chart, the highest return for a calendar quarter was 28.23% (quarter ended 3/31/2019).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (22.97)% (quarter ended 12/31/2018).

7

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception(1)
Before taxes	17.44%	10.67%	9.93%
After taxes on distributions(2)	17.44%	10.67%	9.86%
After taxes on distributions and sale of shares(2)	10.32%	8.49%	8.11%
FT Wilshire 5000 Index(3) (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	12.07%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.33%
LifeSci Biotechnology Products Index (reflects no deduction for fees, expenses or taxes)	18.56%	11.57%	10.82%
(1)	The Products Fund commenced operations on December 16, 2014.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.
(3)	The Products Fund has changed its broad-based index to the FT Wilshire 5000 Index, which includes large, mid, small and micro-capitalization companies.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus ETF Advisers LLC is the Products Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Products Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Products Fund’s portfolio managers are Matthew B. Brown and Seth Kadushin, each of whom is jointly and primarily responsible for the day-to-day management of the Products Fund’s portfolio and has served in such position since August 2017.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Products Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Products Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Products Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Products Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Products Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Products Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Products Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Products Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Products Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF (TICKER: BBC)

INVESTMENT OBJECTIVE

The Virtus LifeSci Biotech Clinical Trials ETF (the “Clinical Trials Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index (the “Clinical Trials Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Clinical Trials Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Clinical Trials Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.79%
Total Annual Fund Operating Expenses	0.79%

(1)	The management fee is structured as a “unified fee,” out of which the Clinical Trials Fund’s adviser pays all of the ordinary operating expenses of the Clinical Trials Fund, except for the following expenses, each of which is paid by the Clinical Trials Fund: the Clinical Trials Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Clinical Trials Fund.

Example.

This example is intended to help you compare the cost of investing in the Clinical Trials Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Clinical Trials Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Clinical Trials Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

PORTFOLIO TURNOVER

The Clinical Trials Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Clinical Trials Fund’s performance. During the fiscal year ended October 31, 2023, the Clinical Trials Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its assets in component securities of the Clinical Trials Index. The Clinical Trials Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with a primary product offering (“lead drug”) that is typically in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development, but prior to receiving marketing approval. The Clinical Trials Index is sponsored by LifeSci Index Partners, LLC (the “Index Provider”). The Index Provider utilizes a selection committee comprised of its employees (the “Index Committee”) that is responsible, pursuant to the rules included in the methodology for the Clinical Trials Index, for making certain determinations for the Clinical Trials Index, as more

9

fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, Securities and Exchange Commission (“SEC”) filings, public documents from the U.S. Food and Drug Administration (“FDA”), company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Clinical Trials Index, the Index Committee must exclude from the Clinical Trials Index companies that are not pure biotechnology companies because they are classified, based on publicly available information, within one of the following 12 distinct sub-industries of the Biotechnology subsector: Animal Health, Diversified Healthcare, Investment Management, Healthcare Services, Non-Healthcare, Large Pharmaceuticals, Specialty Pharmaceuticals, Medical Devices, Vaccines, Nutraceuticals, OTC Healthcare, or Tools (“Excluded Companies”). Companies with a lead drug candidate still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Clinical Trials Index. The methodology for the Clinical Trials Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Clinical Trials Index will more accurately capture the performance of traditional biotechnology companies.

Phase 1, Phase 2 and Phase 3: Clinical trials are conducted in a series of steps, called “phases,” and each phase is designed to answer a separate research question, as described below:

•Phase 1: In a Phase 1 trial, researchers test a new drug or treatment in a small group of people (20-80) for the first time to evaluate its safety, determine a safe dosage range and identify side effects.

•Phase 2: In a Phase 2 trial, the drug or treatment is given to a larger group of people (100-300) to see if it is effective and to further evaluate its safety.

•Phase 3: In a Phase 3 trial, the drug or treatment is given to large groups of people (500-3,000) to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

The Clinical Trials Index. To initially be considered for the Clinical Trials Index, a security must have the following characteristics (“Initial Index Criteria”):

•Security: Common Stock

•Primary Exchange: United States

•Sector: Classified according to the Industry Classification Benchmark (ICB) as Pharmaceuticals and Biotechnology

•Market Capitalization: $250 million or more

•6-Month Average Daily Trading Volume: $2 million or more

•1-Month Average Daily Trading Volume: $1 million or more

•Seasoning Period of IPOs and New Issues: 3 months

•Corporate Activity: issuer may not currently be in bankruptcy proceedings or have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible.

The Clinical Trials Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Clinical Trials Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

10

•Product Stage: The lead drug of these companies has received FDA approval.

•Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

•Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Clinical Trials Index then requires the Index Provider to select for inclusion in the Clinical Trials Index only the common stock of those remaining issuers with a lead drug determined to be in the Clinical Trials Stage.

As of December 31, 2023, the Clinical Trials Index contained the common stock of 107 constituents. The Index Provider reconstitutes the Clinical Trials Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. An issuer’s security will typically be removed from the Clinical Trials Index, at the time of the Clinical Trials Index’s next reconstitution, if the issuer’s lead drug is granted FDA approval. In addition, an issuer’s security will typically be removed from the Clinical Trials Index, at the time of the next reconstitution, if the issuer’s lead drug fails in development and is no longer being pursued by the issuer, such that the issuer no longer has a lead drug in the Clinical Trials Stage. A security may also be removed from the Clinical Trials Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Clinical Trials Fund is generally reconstituted and rebalanced in accordance with the Clinical Trials Index. The Clinical Trials Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Clinical Trials Fund, the Index Provider or Virtus ETF Advisers LLC, the Clinical Trials Fund’s investment adviser (the “Adviser”).

The Clinical Trials Fund will not seek to “beat” the performance of the Clinical Trials Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Clinical Trials Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Clinical Trials Index by investing in a portfolio of securities that generally replicates the Clinical Trials Index; however, there may be times when the Clinical Trials Fund does not hold every security in the Clinical Trials Index. The Adviser expects that, over time, the correlation between the Clinical Trials Fund’s performance, before fees and expenses, and that of the Clinical Trials Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies with a lead drug that is typically in a clinical trials stage of development. The Clinical Trials Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

PRINCIPAL RISKS

An investment in the Clinical Trials Fund is subject to investment risks; therefore, you may lose money by investing in the Clinical Trials Fund. There can be no assurance that the Clinical Trials Fund will be successful in meeting its investment objective. Generally, the Clinical Trials Fund will be subject to the following principal risks:

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry are subject to significant governmental regulation, the need for governmental approvals, including, without limitation, the successful implementation of Phase 1, Phase 2 and Phase 3 clinical trials and, ultimately, FDA approval, typically rely heavily on their ability to obtain and enforce intellectual property rights and patents, tend to be more volatile than those of companies with larger capitalizations or markets generally, and can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs.

11

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Clinical Trials Index uses equal weighting, the Clinical Trials Fund will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of the Clinical Trials Fund depends on the performance of the issuers of the individual securities in which the Clinical Trials Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Clinical Trials Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Clinical Trials Fund may hold constituent securities of the Clinical Trials Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole, which could cause the Clinical Trials Fund’s returns to be lower than if the Clinical Trials Fund employed an active strategy. Unless the Clinical Trials Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Clinical Trials Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Clinical Trials Fund’s return may not match or achieve a high degree of correlation with the returns of the Clinical Trials Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Clinical Trials Index relies on various sources of information to assess the criteria of issuers included in the Clinical Trials Index, including information that may be based on assumptions and estimates. The Clinical Trials Fund, the Adviser, and the Index Provider cannot offer assurances that the Clinical Trials Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Clinical Trials Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•

Authorized Participant Risk. The Clinical Trials Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Clinical Trials Fund may trade at a discount to NAV and possibly face delisting.

•

Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Clinical Trials Fund’s securities holdings, and the Clinical Trials Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

12

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Clinical Trials Fund by showing changes in the performance of the Clinical Trials Fund from year to year and by showing how the Clinical Trials Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and the index the Clinical Trials Fund seeks to track, in that order. The Clinical Trials Fund’s past performance (before and after taxes) is not necessarily an indication of how the Clinical Trials Fund will perform in the future. Updated performance information for the Clinical Trials Fund may be obtained by calling the Clinical Trials Fund at (888) 383-0553.

80%
60%
40%
20%
0%
-20%
-40%
-60%
4.86%
(36.54)%
55.57%
(17.50)%
62.60%
30.82%
(22.35)%
(35.38)%
(1.64)%
2015
2016
2017
2018
2019
2020
2021
2022
2023

•During the periods shown in the bar chart, the highest return for a calendar quarter was 59.35% (quarter ended 12/31/2019).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (34.52)% (quarter ended 3/31/2016).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception(1)
Before taxes	(1.64)%	0.98%	(0.03)%
After taxes on distributions(2)	(1.79)%	0.95%	(0.12)%
After taxes on distributions and sale of shares(2)	(0.98)%	0.73%	(0.06)%
FT Wilshire 5000 Index(3) (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	12.07%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.33%
LifeSci Biotechnology Clinical Trials Index (reflects no deduction for fees, expenses or taxes)	(1.86)%	1.45%	0.42%

(1)	The Clinical Trials Fund commenced operations on December 16, 2014.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.
(3)	The Clinical Trials Fund has changed its broad-based index to the FT Wilshire 5000 Index, which includes large, mid, small and micro-capitalization companies.

13

MANAGEMENT OF THE FUND

Investment Adviser

Virtus ETF Advisers LLC is the Clinical Trials Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Clinical Trials Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Clinical Trials Fund’s portfolio managers are Matthew B. Brown and Seth Kadushin, each of whom is jointly and primarily responsible for the day-to-day management of the Clinical Trial Fund’s portfolio and has served in such position since August 2017.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Clinical Trials Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Clinical Trials Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Clinical Trials Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Clinical Trials Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Clinical Trials Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Clinical Trials Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Clinical Trials Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Clinical Trials Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Clinical Trials Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Funds’ Objective. The investment objective of each of the Products Fund and Clinical Trials Fund (each, a “Fund” and, together, the “Funds”) may be changed by the Board without shareholder approval upon 60 days’ notice to the Fund’s shareholders. There is no guarantee that a Fund will achieve its objective.

Additional Information Regarding the Products Fund’s Investments. Under normal market conditions, the Products Fund will invest not less than 80% of its assets in component securities of the Products Index. The Products Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with at least one drug therapy approved by the U.S. FDA for marketing. The Products Index is sponsored by the Index Provider. The Index Provider utilizes an Index Committee that is responsible, pursuant to the rules included in the methodology for the Products Index, for making certain determinations for the Products Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, SCEC filings, public documents from the U.S. FDA, company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Products Index, the Index Committee must exclude from the Products Index the Excluded Companies. Companies with a lead drug still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Products Index. The methodology for the Products Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Products Index will more accurately capture the performance of traditional biotechnology companies.

The Products Index. To initially be considered for the Products Index, a security must meet the Initial Index Criteria. The Products Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Products Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

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Product Stage: The lead drug of these companies has received FDA approval.

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Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

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Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Products Index then requires the Index Provider to select for inclusion in the Products Index only the common stock of those remaining issuers with a lead drug determined to be in the Product Stage.

As of December 31, 2023, the Products Index contained the common stock of 52 components. The Index Provider reconstitutes the Products Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. A security may be removed from the Products Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Products Fund is generally reconstituted and rebalanced in accordance with the Products Index. The Products Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Products Fund, the Index Provider or Virtus ETF Advisers LLC, the Products Fund’s Adviser.

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Under normal market conditions, the Products Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies. The Products Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

Additional Information Regarding the Clinical Trials Fund’s Investments. Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its assets in component securities of the Clinical Trials Index. The Clinical Trials Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with a lead drug that is typically in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development, but prior to receiving marketing approval. The Clinical Trials Index is sponsored by the Index Provider. The Index Provider utilizes an Index Committee that is responsible, pursuant to the rules included in the methodology for the Clinical Trials Index, for making certain determinations for the Clinical Trials Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, SEC filings, public documents from the U.S. FDA, company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Clinical Trials Index, the Index Committee must exclude from the Clinical Trials Index the Excluded Companies. Companies with a lead drug candidate still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Clinical Trials Index. The methodology for the Clinical Trials Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Clinical Trials Index will more accurately capture the performance of traditional biotechnology companies.

Phase 1, Phase 2 and Phase 3: Clinical trials are conducted in a series of steps, called “phases,” and each phase is designed to answer a separate research question, as described below:

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Phase 1: In a Phase 1 trial, researchers test a new drug or treatment in a small group of people (20-80) for the first time to evaluate its safety, determine a safe dosage range and identify side effects.

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Phase 2: In a Phase 2 trial, the drug or treatment is given to a larger group of people (100-300) to see if it is effective and to further evaluate its safety.

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Phase 3: In a Phase 3 trial, the drug or treatment is given to large groups of people (500-3,000) to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

The Clinical Trials Index. To initially be considered for the Clinical Trials Index, a security must meet the Initial Index Criteria. The Clinical Trials Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Clinical Trials Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

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Product Stage: The lead drug of these companies has received FDA approval.

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Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

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Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Clinical Trials Index then requires the Index Provider to select for inclusion in the Clinical Trials Index only the common stock of those remaining issuers with a lead drug determined to be in the Clinical Trials Stage.

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As of December 31, 2023, the Clinical Trials Index contained the common stock of 107 constituents. The Index Provider reconstitutes the Clinical Trials Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. An issuer’s security will typically be removed from the Clinical Trials Index, at the time of the Clinical Trials Index’s next reconstitution, if the issuer’s lead drug is granted FDA approval. In addition, an issuer’s security will typically be removed from the Clinical Trials Index, at the time of the next reconstitution, if the issuer’s lead drug fails in development and is no longer being pursued by the issuer, such that the issuer no longer has a lead drug in the Clinical Trials Stage. A security may also be removed from the Clinical Trials Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Clinical Trials Fund is generally reconstituted and rebalanced in accordance with the Clinical Trials Index. The Clinical Trials Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Clinical Trials Fund, the Index Provider or Virtus ETF Advisers LLC, the Clinical Trials Fund’s Adviser.

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies with a lead drug that is typically in a clinical trials stage of development. The Clinical Trials Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

Additional Information Regarding the Funds’ Investments. Each Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of each Fund are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

Each Fund will not seek to “beat” the performance of its Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, each Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of its Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when a Fund does not hold every security in its Underlying Index. The Adviser expects that, over time, the correlation between a Fund’s performance before fees and expenses and that of its Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

To the extent that a Fund is not invested in securities of the Fund’s applicable underlying index (each, an “Underlying Index” and, together, the “Underlying Indices”) as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” section above, a Fund may invest in other investments that the Adviser believes will help it track its applicable Underlying Index, including options and futures contracts; and cash and cash equivalents, and shares of other registered investment companies (e.g., mutual funds and ETFs), including money market funds.

In addition, although each Fund generally intends to replicate the component securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index. When utilizing a representative sampling strategy, a Fund will invest in what it believes to be a representative sample of the component securities in its Underlying Index. Under the representative sampling technique, each security is selected for inclusion in a Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of its Underlying Index taken in its entirety. If the representative sampling technique is used, a Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. A Fund may also use representative sampling to exclude less liquid component securities contained in its Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

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There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Each Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Funds’ Investment Risks.

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, the successful implementation of Phase 1, Phase 2 and Phase 3 clinical trials and, ultimately, FDA approval, which may prevent or delay the release of new products. The results of these clinical trials, including, without limitation, available data regarding the lead drug’s clinical efficacy, safety and adverse events and pharmacokinetic profiles may lead to dramatic changes in a biotechnology company’s stock price; however, there is no guarantee that such securities will be included in an Underlying Index (and therefore a Fund) at the time of such price appreciation. Biotechnology companies typically rely heavily on their ability to obtain and enforce intellectual property rights and patents. Any impairment of such rights may have significant adverse effects on a biotechnology company. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally. Biotechnology companies can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs. Biotechnology companies may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology companies also face reimbursement risks from government and private payors and public concerns over high prices for biotechnology drugs. These risks are heightened for issuers in the Clinical Trial Stage as compared to an issuer with a lead drug in the Products Stage.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Underlying Indices use equal weighting, the Funds will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of a Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

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Market Risk. The value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on a Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of a Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Passive Strategy/Index Risk. Each Fund is managed with a passive investment strategy that seeks to track the performance of its Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund may hold constituent securities of its Underlying Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s returns to be lower than if the Fund employed an active strategy. Each Fund will seek to track its Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless a Fund’s Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. While the Adviser seeks to track the performance of a Fund’s Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of Underlying Index. Further, a Fund’s returns may not match or achieve a high degree of correlation with the returns of its Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. Additionally, a Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Calculation Methodology. A Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Funds, the Adviser, and the Index Providers cannot offer assurances that an Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Funds are ETFs and, as a result of this structure, are exposed to the following risks, among others:

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Authorized Participant Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies

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over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

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Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

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Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in a Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

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No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

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Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in a Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in a Fund sustaining a loss that is substantially greater than the amount

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invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs and Other Registered Investment Companies. Each Fund may invest in actively managed or index-based ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as a Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Sampling Risk. To the extent a Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of its Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index.

Disclosure of Portfolio Holdings. Each Fund’s portfolio holdings are disclosed on the Trust’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds’ investment adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, New York 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser serves as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of each Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser also assists with: (a) non-advisory operations of the Funds, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Funds’ prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Funds’ records.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of 0.79% of each Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes

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and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds is available in the Funds’ most recent semi-annual report for the fiscal period ended April 30, 2023. You may obtain a copy of the Funds’ annual and semi-annual reports, without charge, upon request to the Funds.

PORTFOLIO MANAGERS

The following individuals serve as the Funds’ portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and has served in such position since August 2017:

•Matthew B. Brown, Portfolio Manager.

Matthew B. Brown serves as Portfolio Manager at the Adviser. Mr. Brown is also executive managing director and chief operating officer at Virtus ETF Solutions LLC (“VES”) since 2012. Before founding VES in 2012, he served as director of operations for Factor Advisors from 2010 to 2012. In 2009, Mr. Brown co-founded ETP Resources, a consulting and data services business that continues to grow and serve the ETF industry. From 2008 to 2009, he headed U.S. operations and served as chief compliance officer for U.K.-based issuer SPA/London & Capital. Mr. Brown earned a B.A. in Economics from Boston College.

•Seth Kadushin, Portfolio Manager.

Seth Kadushin serves as Portfolio Manager at the Adviser. Mr. Kadushin has also served as director of capital markets at VES since 2013. Prior to joining VES, Mr. Kadushin worked at Euromoney Institutional Investor, Plc where he developed large scale investment management programs focusing on Exchange Traded Instruments and Alternate Investment Strategies. From 2011 through 2012 Mr. Kadushin worked at Wedbush Securities as an Options Desk Strategist. Mr. Kadushin worked at RBS Securities as Head Program Trader from 2009 through 2011. Prior to 2009, Mr. Kadushin held senior level positions at Lehman Brothers and Bear Sterns (J.P. Morgan), where he was a member of the firm’s Cross Asset Policy Committee charged with instituting their equity trading division’s guidelines. Mr. Kadushin holds a BBA in Finance from Emory University. He achieved his Master’s in Business from Fordham University with a concentration in Information Systems.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Funds is available in the Funds’ SAI.

BOARD OF TRUSTEES

Each Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

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ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”) located at 240 Greenwich Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in either Fund’s Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Funds.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUNDS

Each Fund pays all of its expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Funds and other series of the Trust or the nature of the services performed and relative applicability to the Funds and other series of the Trust.

INVESTING IN THE FUNDS

DISTRIBUTION AND SERVICE PLANS

The Board has adopted on behalf of each Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”). In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for each Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in a Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in a Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

23

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of a Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Funds normally use third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Funds’ NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of the Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Funds’ normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of a Fund’s Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Funds’ website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management,

24

increases in the Funds’ trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Funds also impose transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Funds’ transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Funds also reserve the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to shareholders. A Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

25

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

26

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

Neither the Adviser nor the Index Provider guarantees the accuracy and/or the completeness of the Underlying Indices or any data included therein, and neither the Adviser nor the Index Provider shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor the Index Provider make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. Each of the Adviser and Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or Index Provider have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.virtusetfs.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in the Funds’ Shares on the Exchange, the Trust discloses on the Funds’ website the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of the Fund’s NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

OTHER INFORMATION

Neither Fund is sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of a Fund’s Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

27

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$46.71	$51.83	$48.19	$37.86	$36.33
Investment operations:
Net investment loss[1]	(0.32)	(0.26)	(0.30)	(0.19)	(0.20)
Net realized and unrealized gain (loss)	0.28	(4.86)	3.94	10.52	1.73
Total from investment operations	(0.04)	(5.12)	3.64	10.33	1.53
Net Asset Value, End of year	$46.67	$46.71	$51.83	$48.19	$37.86
Net Asset Value Total Return[2]	(0.09)%	(9.88)%	7.56%	27.27%	4.22%
Net assets, end of year (000’s omitted)	$14,001	$ 16,349	$23,325	$26,505	$26,505
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%[3]
Net investment loss	(0.63)%	(0.59)%	(0.57)%	(0.43)%	(0.51)%
Portfolio turnover rate[4]	49%	48%	44%	46%	41%

1

Based on average shares outstanding.

2

Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3

The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4

Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

28

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$25.88	$44.36	$38.97	$26.42	$26.87
Investment operations:
Net investment income (loss)[1]	0.05	(0.16)	(0.26)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(8.07)	(18.32)	5.65	12.70	(0.32)
Total from investment operations	(8.02)	(18.48)	5.39	12.55	(0.45)
Net Asset Value, End of year	$17.86	$25.88	$44.36	$38.97	$26.42
Net Asset Value Total Return[2]	(31.01)%	(41.66)%	13.85%	47.50%	(1.67)%
Net assets, end of year (000’s omitted)	$8,035	$18,116	$35,490	$37,018	$23,775
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%[3]
Net investment income (loss)	0.22%	(0.56)%	(0.53)%	(0.41)%	(0.50)%
Portfolio turnover rate[4]	66%	61%	76%	81%	67%

1

Based on average shares outstanding .

2

Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year .

3

The ratios of expenses to average net assets includes tax expense fees of less than 0.01% .

4

Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares .

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Funds or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. You will find in the Funds’ annual report a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about each Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of a Fund’s SAI, annual and semi-annual reports or other information about a Fund, or to make inquiries about a Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, New York 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing either of the Funds. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Funds or their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

PROSPECTUS | February 28, 2024, as amended June 21, 2024

Virtus Private Credit Strategy Etf
(Ticker: VPC)

Virtus Real Asset Income Etf
(Ticker: VRAI)

a series of the
ETFIS SERIES TRUST I

Each of the Virtus Private Credit Strategy ETF and the Virtus Real Asset Income ETF
(each a “Fund” and, together, the “Funds”) is an exchange-traded fund (“ETF”).
Shares of each Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for each Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY INFORMATION

VIRTUS PRIVATE CREDIT STRATEGY ETF (TICKER: VPC)

INVESTMENT OBJECTIVE

Virtus Private Credit Strategy ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.75%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	8.97%
Total Annual Fund Operating Expenses[2]	9.72%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.
(2)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$949	$2,715	$4,318	$7,709

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed, registered closed-end investment companies that have elected to be regulated as “business development companies” (“BDCs”) under the Investment Company Act of 1940 (“1940 Act”), as well as U.S.-listed, non-BDC registered closed-end funds (“closed-end funds” and, together with BDCs, “Underlying Funds”), that provide significant exposure (i.e., at least 50%) to private credit, as defined by Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund or the Fund’s investment adviser, Virtus ETF Advisers LLC (the “Adviser”).

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of more than U.S. $100 million, (iii) have a six-month average daily turnover greater than or equal to U.S. $250,000, (iv) have traded for at least 90% of the total trading days over the last six months, and (v) must have paid dividends consistently over the previous three years. Securities within this universe are then classified as either closed-end funds or BDCs, and are eligible for inclusion in the Underlying Index depending upon their exposure to private credit:

1. For closed-end funds: The closed-end fund’s portfolio must (i) include investments in floating or variable loan interests, collateralized loan obligations (“CLOs”), senior loans, and/or other investment vehicles that have private credit exposure, and (ii) have private credit exposure of at least 50%.

2. For BDCs: The BDC must have an investment objective of generating both current income and capital appreciation through debt and equity investments in small or middle-market companies by employing private credit strategies. Private credit strategies include providing capital through (i) direct origination of senior secured loans, (ii) unsecured debt, (iii) first/second lien debt, (iv) subordinate debt, (v) mezzanine financing, (vi) preferred equity, (vii) rescue financing, (viii) specialty lending, and (ix) distressed credit. These private credit strategies generally include the origination of loans by non-bank lenders to small- to middle-market companies who have below investment grade credit ratings, or the investment in debt or equity securities of those companies.

All BDCs that meet the selection criteria above will be included in the Underlying Index, and the closed-end fund universe will be screened to eliminate the quartile with the largest absolute value of premiums or discounts. Underlying Index constituents are weighted by dividend yield, with the weight of a single security capped at 5% and a floor of 0.3% at each rebalance, although each BDC with a market capitalization of less than $250 million will be capped at 1% at each rebalance. All BDCs and closed-end funds included in the Underlying Index will be listed on U.S. stock exchanges.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed BDCs and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments. Private credit instruments include floating or variable loan interests, CLOs, senior loans, and BDCs and other investment vehicles that employ private credit strategies as described above. The Underlying Funds will invest in private credit instruments that are rated below investment grade.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index was concentrated in the financial sector.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Risks of Investing in Private Credit Funds. There are certain risks inherent in investing in closed-end funds and BDCs that provide exposure to private credit, in particular the risks of their underlying investments, which include liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Private credit securities also carry risks associated with unclear ownership and market access constraints.

Investments in Closed-End Funds Risk. Closed-end funds in which the Fund invests may expose the Fund to negative performance and additional expenses associated with investment in such funds. Closed-end funds may trade at a discount from their net asset value, which may affect whether the Fund will realize gains or losses. They may also employ leverage, which may increase volatility.

In addition to the general risks above for closed-end funds, a BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Senior Loan Risk. The risks of investing in senior loans are similar to the risks of investing in junk bonds, although the senior loans in which the Fund invests are typically senior and secured, whereas junk bonds often are subordinated and unsecured. In addition, investments in senior loans may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Senior loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Collateralized Loan Obligations. CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Debt Securities Risks. Debt securities are subject to credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).

•Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

•Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of debt investments will change. If the yield curve steepens, then the spread between the long and short-term interest rates increases, which means long-term debt investments prices decrease relative to short-term debt investments prices.

•Prepayment Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Small and Micro Capitalization Companies Risk. Small and micro-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and micro-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. These risks are substantially greater for micro-sized companies.

Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the period shown in the bar chart, the highest return for a calendar quarter was 22.33% (quarter ended 06/30/2020).

•During the period shown in the bar chart, the lowest return for a calendar quarter was (39.33)% (quarter ended 03/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	Since Inception(1)
Before taxes	21.55%	7.55%
After taxes on distributions(2)	15.78%	3.39%
After taxes on distributions and sale of shares(2)	12.49%	3.85%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	0.90%
Indxx Private Credit Index (reflects no deduction for fees, expenses or taxes)	22.84%	8.40%

(1)	The Fund commenced operations on February 7, 2019.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s portfolio management team is comprised of Seth Kadushin and Matthew B. Brown, each of whom is a Portfolio Manager with the Adviser and has served as portfolio manager of the Fund since the inception of its operations in February 2019.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VIRTUS REAL ASSET INCOME ETF (TICKER: VRAI)

INVESTMENT OBJECTIVE

Virtus Real Asset Income ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed “Real Asset” companies, as defined by Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund or the Fund’s investment adviser, Virtus ETF Advisers LLC (“the Adviser”). The Underlying Index includes common stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and American depositary receipts (“ADRs”).

Indxx considers Real Asset companies to be those that are classified under certain real estate-related industries, such as real estate development or REITs (“Real Estate”); natural resources-related industries, such as oil, coal, precious metals, steel, agricultural commodities, or forest products (“Natural Resources”); or infrastructure-related industries, such as electric utilities, telecommunications, transportation, or MLPs (“Infrastructure”); each as defined by FactSet Research Systems Inc. (“FactSet”).

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of at least U.S. $250 million, (iii) be classified within one of the Real Estate, Natural Resources or Infrastructure industries by FactSet, (iv) have six-month average daily turnover greater than or equal to U.S. $500,000, (v) have traded for at least 90% of the total trading days over the last six months, and (vi) have paid dividends during the trailing 12 months prior to selection as well as the trailing 12 months three years prior to selection. The top 30 securities by three-year dividend growth rate from each of the Real Estate, Natural Resources and Infrastructure industries will be selected for inclusion in the Underlying Index, for a total of 90 securities.

Securities within the portfolio are equally weighted at each rebalance and reconstitution. The total weight of MLPs is capped at 20% of the overall portfolio (and the total number of MLPs is limited to 15) at each rebalance, and any excess weight over 20% is proportionally distributed among other Infrastructure securities.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset companies. The Adviser expects that, over the long term, the Fund’s investments in Real Asset companies should provide some protection against the impact of inflation because the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index was concentrated in industries within Real Estate and Natural Resources.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Real Estate Companies/REITs Risk. Investments in REITs and other securities of Real Estate companies subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate sector in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), environmental problems, property tax increases or changes in federal, state or local regulations.

Natural Resources Companies Risk. Investments in securities of Natural Resources companies expose the Fund to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities, such as fluctuations in prices of natural resources, and supply and demand of natural resources fuels, energy conservation, the success of exploration projects, and events occurring in nature. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control.

Infrastructure Companies Risk. Investments in securities of Infrastructure companies expose the Fund to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities, such as high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Inflation-Linked Investment Risk. Although the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation, there is no guarantee that the Fund’s investments will provide any protection against the impact of inflation.

Small and Micro Capitalization Companies Risk. Small and micro-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and micro-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. These risks are substantially greater for micro-sized companies.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

MLP Risk. Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level. Accordingly, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being required to pay U.S. federal income tax on its taxable income, which could result in a reduction in the value of your investment in the Fund and lower its income.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the periods shown in the bar chart, the highest return for a calendar quarter was 22.97% (quarter ended 12/31/20).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (35.96)% (quarter ended 03/31/20).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	Since Inception(1)
Before taxes	5.70%	3.44%
After taxes on distributions(2)	4.10%	2.22%
After taxes on distributions and sale of shares(2)	3.89%	2.38%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses, or taxes)	26.10%	13.76%
Indxx Real Asset Income Index (reflects no deduction for fees, expenses or taxes)	5.94%	4.04%

(1)	The Fund commenced operations on February 7, 2019.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s portfolio management team is comprised of Seth Kadushin and Matthew B. Brown, each of whom is a Portfolio Manager with the Adviser and has served as portfolio manager of the Fund since the inception of its operations in February 2019.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Additional Information Regarding the Funds’ Objectives. The investment objective of each of the Virtus Private Credit Strategy ETF (the “Private Credit Strategy ETF”) and the Virtus Real Asset Income ETF (the “Real Asset Income ETF” and, together with the Private Credit Strategy ETF, the “Funds” and, each, a “Fund”) may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that a Fund will achieve its objective.

Additional Information Regarding the Private Credit Strategy ETF’s Investments. Under normal market conditions, the Private Credit Strategy ETF will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed, registered closed-end investment companies that have elected to be regulated as BDCs under the 1940 Act, as well as U.S.-listed, non-BDC registered closed-end funds (together with BDCs, “Underlying Funds”), that provide significant exposure (i.e., at least 50%) to private credit, as defined by the Indxx. Indxx is not affiliated with the Private Credit Strategy ETF or the Adviser.

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of more than U.S. $100 million, (iii) have a six-month average daily turnover greater than or equal to U.S. $250,000, (iv) have traded for at least 90% of the total trading days over the last six months, and (v) must have paid dividends consistently over the previous three years. Securities within this universe are then classified as either closed-end funds or BDCs, and are eligible for inclusion in the Underlying Index depending upon their exposure to private credit:

1. For closed-end funds: The closed-end fund’s portfolio must (i) include investments in floating or variable loan interests, CLOs, senior loans, and/or other investment vehicles that have private credit exposure, and (ii) have private credit exposure of at least 50%.

2. For BDCs: The BDC must have an investment objective of generating both current income and capital appreciation through debt and equity investments in small or middle-market companies by employing private credit strategies. Private credit strategies include providing capital through (i) direct origination of senior secured loans, (ii) unsecured debt, (iii) first/second lien debt, (iv) subordinate debt, (v) mezzanine financing, (vi) preferred equity, (vii) rescue financing, (viii) specialty lending, and (ix) distressed credit. These private credit strategies generally include the origination of loans by non-bank lenders to small- to middle-market companies who have below investment grade credit ratings, or the investment in debt or equity securities of those companies.

All BDCs that meet the selection criteria above will be included in the Underlying Index, and the closed-end fund universe will be screened to eliminate the quartile with the largest absolute value of premiums or discounts. Underlying Index constituents are weighted by dividend yield, with the weight of a single security capped at 5% and a floor of 0.3% at each rebalance, although each BDC with a market capitalization of less than $250 million will be capped at 1% at each rebalance. All BDCs and closed-end funds included in the Underlying Index will be listed on U.S. stock exchanges.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Private Credit Strategy ETF is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Private Credit Strategy ETF will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed BDCs and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments. Private credit instruments include floating or variable loan interests, CLOs, senior loans, and BDCs and other investment vehicles that employ private credit strategies as described above. The Underlying Funds will invest in private credit instruments that are rated below investment grade.

The Private Credit Strategy ETF will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index was concentrated in the financial sector.

Additional Information Regarding the Real Asset Income ETF’s Investments. Under normal market conditions, the Real Asset Income ETF will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed “Real Asset” companies, as defined by Indxx. Indxx is not affiliated with the Real Asset Income ETF or the Adviser. The Underlying Index includes common stock, REITs, MLPs, and ADRs.

Indxx considers Real Asset companies to be those that are classified under certain real estate-related industries, such as Real Estate; Natural Resources; or Infrastructure; each as defined by FactSet.

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of at least U.S. $250 million, (iii) be classified within one of the Real Estate, Natural Resources or Infrastructure industries by FactSet, (iv) have six-month average daily turnover greater than or equal to U.S. $500,000, (v) have traded for at least 90% of the total trading days over the last six months, and (vi) have paid dividends during the trailing 12 months prior to selection as well as the trailing 12 months three years prior to selection. The top 30 securities by three-year dividend growth rate from each of the Real Estate, Natural Resources and Infrastructure industries will be selected for inclusion in the Underlying Index, for a total of 90 securities.

Securities within the portfolio are equally weighted at each rebalance and reconstitution. The total weight of MLPs is capped at 20% of the overall portfolio (and the total number of MLPs is limited to 15) at each rebalance, and any excess weight over 20% is proportionally distributed among other Infrastructure securities.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Real Asset Income ETF is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Real Asset Income ETF will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset companies. The Adviser expects that, over the long term, the Real Asset Income ETF’s investments in Real Asset companies should provide some protection against the impact of inflation because the values of the Real Asset Income ETF’s Real Asset investments are generally linked or correlated to the rate of inflation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2023, the Underlying Index was concentrated in industries within Real Estate and Natural Resources.

Additional Information Regarding the Funds’ Investments. As noted above, the Real Asset Income ETF may invest in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Code. MLPs are generally engaged in the gathering, transportation, storage, processing, refining, treating, marketing, exploration, production and mining of minerals and natural resources. The MLP securities in which the Fund may invest are generally equity units representing limited or general partnership or limited liability company interests of MLPs. The interests, or units, of MLPs are registered with the U.S. Securities and Exchange Commission and trade on public securities exchanges.

Each Fund will not seek to “beat” the performance of its Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, each Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of its Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when a Fund does not hold every security in its Underlying Index. The Adviser expects that, over time, the correlation between a Fund’s performance before fees and expenses and that of its Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

To the extent that a Fund is not invested in securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may invest in other investments that the Adviser believes will help the Fund track its Underlying Index, including ETFs, options and futures contracts; and cash, cash equivalents and money market funds.

In addition, although each Fund generally intends to replicate the component securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index. When utilizing a representative sampling strategy, a Fund will invest in what it believes to be a representative sample of the component securities in its Underlying Index. Under the representative sampling technique, each security is selected for inclusion in a Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of its Underlying Index taken in its entirety. If the representative sampling technique is used, a Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. A Fund may also use representative sampling to exclude less liquid component securities contained in its Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Each Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Funds’ Investment Risks.

Risks of Investing in Private Credit Funds (Private Credit Strategy ETF only). There are certain risks inherent in investing in closed-end funds and BDCs that provide exposure to private credit, in particular the risks of their underlying investments, which include liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Private credit securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, the Underlying Funds may hold a significant portion of their assets in cash or cash equivalents (e.g., after divesting their interests in a portfolio company upon the portfolio company’s initial public offering, merger or recapitalization). This may result in lower returns than if the Underlying Fund had invested such cash or cash equivalents in successful portfolio companies. Closed-end funds and BDCs that provide exposure to private credit may also have concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments.

Investments in Closed-End Funds Risk (Private Credit Strategy ETF only). Investing in closed-end funds subjects the Fund to those risks affecting the closed-end fund, including the possibility that the value of the underlying securities held by the closed-end fund could decrease or the portfolio becomes illiquid. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. Moreover, the Fund and its shareholders will incur its pro rata share of a closed-end fund’s expenses, which will reduce the Fund’s performance. Closed-end funds are also able to utilize leverage to a greater degree than other investment companies, such as open-end funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in closed-end funds, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished. In addition, investments by the Fund in a closed-end fund are subject to, among other risks, the risk that the listing exchange may halt trading of the closed-end fund’s shares.

In addition to the general risks above for closed-end funds, the 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the management fees paid by the Fund. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs, while subject to the limitations discussed above, magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The Underlying Funds may from time to time be engaged in proxy contests with activist investors who are attempting to influence the Underlying Fund to take actions that the activist investors believe will increase the price of the company’s securities. There is a risk that, if the activist investors are successful, the market price of the company’s securities will fall or be diluted. In addition, the Underlying Fund may no longer be viable after taking the actions advocated by the activist investors, and if liquidated may generate significant capital gains that may ultimately be passed on to the Fund’s shareholders.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Senior Loan Risk (Private Credit Strategy ETF only). The risks of investing in senior loans are similar to the risks of investing in junk bonds, although senior loans may be senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans are generally below investment grade and are considered speculative because of the credit risk of their issuers. Companies issuing senior loans are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Although senior loans may be secured by collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, an Underlying Fund’s access to the collateral may be limited by and, therefore, the Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate instruments, such as the senior loans in which the Underlying Funds generally invest, are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value of a loan in the event of it needs to sell the loan. Such senior loans may therefore be considered illiquid. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Underlying Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to an Underlying Fund upon sale of the loan. As a result, the Underlying Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

Collateralized Loan Obligations (Private Credit Strategy ETF only). CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO invested. Some CLOs have credit ratings, but are typically issued in various classes with various priorities, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. As a result, CLOs may present risks similar to those of other types of debt securities, although such risks may be of greater significance for CLOs depending upon the ranking in the capital structure held by the investor in the CLO. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Debt Securities Risks (Private Credit Strategy ETF only). Risks of investments in debt securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. The value of debt securities is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

•Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

•Liquidity Risk. Liquidity risk is the risk that a debt security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market). Additionally, closed-end funds and BDCs are not limited in their ability to invest in illiquid securities. In the event that an Underlying Fund voluntarily or involuntarily liquidates its portfolio assets during periods of infrequent trading of its securities, the Underlying Fund may not receive full value for those assets, which will reduce the value of the Underlying Fund’s shares, and in turn, the value of the Fund’s investment in such shares.

•Maturity Risk. The value of the Fund’s debt investments is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of debt investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable debt investments with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of debt investments will change. If the yield curve steepens, then the spread between the long and short-term interest rates increases, which means long-term debt investments prices decrease relative to short-term fixed income investments prices.

•Prepayment Risk. This is the risk that the issuers of debt securities owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in debt securities with lower interest rates, which can reduce the Fund’s returns.

Junk Bonds or High Yield Securities Risk (Private Credit Strategy ETF only). High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies, including smaller and medium capitalization companies, without long track records of sales and earnings, or with questionable credit strength. These companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying floating rate loans. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the shares of an Underlying Fund and the income it earns.

Real Estate Companies/REITs Risk (Real Asset Income ETF only). Investments in REITs and other securities of Real Estate companies subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate sector in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the real estate sector and real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations. In addition to the above, Mortgage REITs are subject to the following risks: credit risk of the borrowers under the underlying mortgages, insufficient insurance, risks of investments in subprime mortgages, foreclosure risk, interest rate risk, risks of borrowing and leverage, and prepayment risk.

Natural Resources Companies Risk (Real Asset Income ETF only). Investments in securities of Natural Resources companies enhances the Fund’s exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Natural Resources companies are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in prices of natural resources, and supply and demand of natural resources fuels, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in natural resources-related business activities. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control.

Infrastructure Companies Risk (Real Asset Income ETF only). Investments in securities of Infrastructure companies enhances the Fund’s exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

Inflation-Linked Investment Risk (Real Asset Income ETF only). Although the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation, there is no guarantee that the Fund’s investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s Real Asset investments are likely to underperform the overall stock markets.

Small and Micro Capitalization Companies Risk. Investing in the securities of small and micro capitalization companies generally involves greater risk (and substantially greater risk for micro capitalization companies) than investing in larger, more established companies. The securities of small and micro capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and micro capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and micro capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and micro capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and micro capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Issuer Risk. The performance of a Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

•Financial Sector Risk (Private Credit Strategy ETF only). The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Depositary Receipts Risk (Real Asset Income ETF only). Changes in foreign currency exchange rates will affect the value of ADRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the ADR will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the ADR.

MLP Risk (Real Asset Income ETF only). Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk (Real Asset Income ETF only). MLPs taxed as partnerships, subject to the application of certain partnership audit rules, generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Market Risk. The value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on a Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of a Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Passive Strategy/Index Risk. Each Fund is managed with a passive investment strategy that seeks to track the performance of its Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund may hold constituent securities of its Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s returns to be lower than if the Fund employed an active strategy. Each Fund will seek to track its Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless a Fund’s Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. While the Adviser seeks to track the performance of a Fund’s Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of the Underlying Index. Further, a Fund’s return may not match or achieve a high degree of correlation with the returns of its Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. Additionally, a Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Calculation Methodology. A Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Funds, the Adviser, and Indxx cannot offer assurances that an Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Funds are ETFs and, as a result of this structure, are exposed to the following risks, among others:

•Authorized Participant Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in a Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in a Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument, such as an option or futures contract, depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments. Investments in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.

Sampling Risk. To the extent the Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.

Disclosure of Portfolio Holdings. Each Fund’s portfolio holdings are disclosed on the Trust’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series the Trust and of Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser has served as each Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser also assists with: (a) non-advisory operations of each Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Funds’ prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee (the “Advisory Fee”) from each Fund at the following annual rate of each Fund’s average daily net assets:

Fund	Annual Rate
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%

The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds is available in the Fund’s semi-annual report for the fiscal period ended April 30, 2023. You may obtain a copy of a Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

MANAGER OF MANAGERS STRUCTURE

The SEC has granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of each Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by a Fund to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

PORTFOLIO MANAGERS

The following individuals serve as each Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in February 2019:

•Matthew B. Brown, Portfolio Manager.

Matthew B. Brown serves as Portfolio Manager at the Adviser. Mr. Brown is also executive managing director and chief operating officer at Virtus ETF Solutions LLC (“VES”) since 2012. Before founding VES in 2012, he served as director of operations for Factor Advisors from 2010 to 2012. In 2009, Mr. Brown co-founded ETP Resources, a consulting and data services business that continues to grow and serve the ETF industry. From 2008 to 2009, he headed U.S. operations and served as chief compliance officer for U.K.-based issuer SPA/London & Capital. Mr. Brown earned a B.A. in Economics from Boston College.

•Seth Kadushin, Portfolio Manager.

Seth Kadushin serves as Portfolio Manager at the Adviser. Mr. Kadushin has also served as director of capital markets at VES since 2013. Prior to joining VES, Mr. Kadushin worked at Euromoney Institutional Investor, Plc where he developed large scale investment management programs focusing on Exchange Traded Instruments and Alternate Investment Strategies. From 2011 through 2012 Mr. Kadushin worked at Wedbush Securities as an Options Desk Strategist. Mr. Kadushin worked at RBS Securities as Head Program Trader from 2009 through 2011. Prior to 2009, Mr. Kadushin held senior level positions at Lehman Brothers and Bear Stearns (J.P. Morgan), where he was a member of the firm’s Cross Asset Policy Committee charged with instituting their equity trading division’s guidelines. Mr. Kadushin holds a BBA in Finance from Emory University. He achieved his Master’s in Business from Fordham University with a concentration in Information Systems.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of each Fund is available in the Funds’ SAI.

BOARD OF TRUSTEES

Each Fund is a diversified series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and each Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions, LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as each Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and each Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as each Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and each Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUNDS

Each Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of a Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUNDS

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of a Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of each Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares of a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of a Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. Each Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using a Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund’s NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked a Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Funds also impose transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Funds’ transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Funds also reserve the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to shareholders. Each Fund expects to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Funds.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and the Adviser shall not have any liability for any errors, omissions or interruptions therein. The Adviser does not make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.virtusetfs.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on each Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of each Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request, at no charge, by calling the Funds at (888) 383-0553.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$20.70	$25.99	$17.37	$24.72	$24.85
Investment operations:
Net investment income[2]	2.51	2.13	1.71	1.89	1.70
Net realized and unrealized gain (loss)	(0.30)	(5.33)	8.62	(7.20)	(0.45)
Total from investment operations	2.21	(3.20)	10.33	(5.31)	1.25

Less Distributions from:
Net investment income	(2.45)	(2.09)	(1.71)	(2.04)	(1.38)
Total distributions	(2.45)	(2.09)	(1.71)	(2.04)	(1.38)
Net Asset Value, End of period	$20.46	$20.70	$25.99	$17.37	$24.72
Net Asset Value Total Return[3]	11.22%	(12.75)%	61.32%	(21.70)%	5.03%
Net assets, end of period (000’s omitted)	$26,594	$21,735	$31,189	$19,109	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%[4]	0.75%	0.75%	0.75%[5]	0.75%[6]
Net investment income	11.85%[4]	8.97%	7.27%	8.59%	9.24%[6]
Portfolio turnover rate[7]	40%	27%	34%	24%	22%[8]

1 Commencement of operations.

2 Based on average shares outstanding.

3 Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4 The Fund indirectly bears its proportionate shares of expenses and net investment income of any underlying funds in which the Fund invests. Such expenses and income are not included in the calculation of this ratio.

5 The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

6 Annualized.

7 Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

8 Not annualized.

	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.29	$26.84	$18.67	$24.72	$24.79
Investment operations:
Net investment income[2]	0.73	0.93	0.57	0.64	0.58
Net realized and unrealized gain (loss)	(1.17)[3]	(3.61)	8.66	(5.95)	(0.12)
Total from investment operations	(0.44)	(2.68)	9.23	(5.31)	0.46

Less Distributions from:
Net investment income	(1.20)	(0.87)	(1.06)	(0.74)	(0.53)
Total distributions	(1.20)	(0.87)	(1.06)	(0.74)	(0.53)
Net Asset Value, End of period	$21.65	$23.29	$26.84	$18.67	$24.72
Net Asset Value Total Return[4]	(2.15)%	(10.25)%	50.16%	(21.53)%	1.87%
Net assets, end of period (000’s omitted)	$17,320	$45,420	$139,583	$100,810	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%	0.55%	0.55%[5]	0.55%[6]
Net investment income	3.06%	3.52%	2.30%	2.93%	3.20%[6]
Portfolio turnover rate[7]	88%	70%	66%	91%	15%[8]

1 Commencement of operations.

2 Based on average shares outstanding.

3 The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

4 Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

5 The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

6 Annualized.

7 Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

8 Not annualized.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in a Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about a Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Funds’ SAI, annual and semi-annual reports or other information about a Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Trust’s website at www.virtusetfs.com or by written request to the Trust at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

PROSPECTUS | February 28, 2024, as amended June 21, 2024

Virtus WMC International Dividend ETF
(Ticker: VWID)

a series of the
ETFIS SERIES TRUST I

The Virtus WMC International Dividend ETF (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on Cboe BZX Exchange, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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3

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Virtus WMC International Dividend ETF (Ticker: VWID) (the “Fund”) seeks income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in equity securities that Wellington Management Company LLP, the Fund’s sub-adviser (the “Sub-Adviser”), believes will generate a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries, as measured by the MSCI World ex USA Index, over a full market cycle (“dividend-paying equity securities”) within a framework that attempts to manage portfolio risk. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities. The Fund invests primarily in equity securities of foreign issuers of any market capitalization. The principal types of equity securities in which the Fund invests are common and preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and real estate investment trusts (“REITs”).

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The Sub-Adviser employs a systematic process to evaluate a security for purchase or sale by the Fund that is based on quantitative and qualitative research and analysis. The investment universe includes all securities included in the MSCI World ex USA Index, although based on the Sub-Adviser’s systematic process, the Fund’s portfolio will include a smaller, targeted subset of those securities. In determining which securities to purchase or sell, the Sub-Adviser considers the risk characteristics of the securities in the context of seeking to achieve the Fund’s overall portfolio objective. Yield is the primary risk characteristic evaluated by the Sub-Adviser, and as such forecasted dividend yields are used where possible to make the yield target of a security forward looking. The portfolio construction process also seeks to minimize portfolio risks including industry, country, and currency risks by gaining exposure to a smaller, targeted subset of securities within the investment universe that are intended to be diversified across industries and countries.

Under normal market conditions, the Fund’s investments will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund considers an issuer to be outside of the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, a country outside the U.S.; (ii) the principal trading market for its securities is in a country outside the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country outside the U.S., or has at least 50% of its assets in a country outside the U.S.

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of October 31, 2023, the Fund focused its investments in the financial sector and in Europe.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Dividend Paying Securities Risk. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future, and may reduce or eliminate future dividends or distributions at any time and for any reason. If the dividends or distributions received by the Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Foreign Securities Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, it is more likely to be impacted by events or conditions affecting that country or region.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

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Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

REIT Securities Risk. Investments in REITs subject the Fund to, among other things, risks associated with investing in the securities of companies principally engaged in the real estate sector, which include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; demographic trends; and increases in interest rates and other real estate capital market influences.

Preferred Stocks Risk. Preferred stocks may decline in price and fail to pay dividends when expected.

Market Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

Quantitative Model Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

6

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. For periods prior to July 20, 2020, performance shown is that of the Fund using a factor-based global equity investment strategy. Therefore, the performance shown for periods prior to July 20, 2020 may have differed had the Fund’s current investment strategy been in effect. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

30%
20%
10%
0%
-10%
-20%
(10.20)%
23.93%
4.97%
11.40%
(6.01)%
17.00%
2018
2019
2020
2021
2022
2023

•During the periods shown in the bar chart, the highest return for a calendar quarter was 18.15% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (22.22)% (quarter ended 03/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2023)	1 Year	5 Years	Since Inception(1)
Before taxes	17.00%	9.77%	6.77%
After taxes on distributions(2)	15.50%	8.03%	5.18%
After taxes on distributions and sale of shares(2)	10.89%	7.28%	4.89%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	15.62%	7.08%	3.67%
MSCI World ex USA Value Index(3) (net) (reflects no deduction for fees, expenses or taxes)	18.48%	7.48%	3.68%
MSCI World ex USA High Dividend Yield Index(3) (net) (reflects no deduction for fees, expenses or taxes)	18.41%	9.07%	5.12%

(1)	The Fund commenced operations on October 10, 2017.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.
(3)	The Fund has changed its benchmark to the MSCI World ex USA Value Index, which employs an index methodology that more closely aligns with the Sub-Adviser’s investment process used in managing the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Wellington Management Company LLP as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees (the “Board”) of the Trust.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Thomas S. Simon, CFA, FRM (since October 2017) and Matt J. Kyller, CFA (since July 2022).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGY AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Investments. The Fund is an actively managed ETF that seeks to achieve its objective by investing in dividend-paying equity securities within a framework that attempts to manage portfolio risk. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities. The Fund invests primarily in equity securities of foreign issuers of any market capitalization. The principal types of equity securities in which the Fund invests are common and preferred stock, ADRs, GDRs, and REITs.

The Sub-Adviser employs a systematic process to evaluate a security for purchase or sale by the Fund that is based on quantitative and qualitative research and analysis. The investment universe includes all securities included in the MSCI World ex USA Index, although based on the Sub-Adviser’s systematic process, the Fund’s portfolio will include a smaller, targeted subset of those securities. In determining which securities to purchase or sell, the Sub-Adviser considers the risk characteristics of the securities in the context of seeking to achieve the Fund’s overall portfolio objective. Yield is the primary risk characteristic evaluated by the Sub-Adviser, and as such forecasted dividend yields are used where possible to make the yield target of a security forward looking. The portfolio construction process also seeks to minimize portfolio risks including industry, country, and currency risks by gaining exposure to a smaller, targeted subset of securities within the investment universe that are intended to be diversified across industries and countries.

Under normal market conditions, the Fund’s investments will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund considers an issuer to be outside of the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, a country outside the U.S.; (ii) the principal trading market for its securities is in a country outside the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country outside the U.S., or has at least 50% of its assets in a country outside the U.S.

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of October 31, 2023, the Fund focused its investments in the financial sector and in Europe.

In addition to the Fund’s principal investment strategies discussed above, the Fund may also invest in cash, cash equivalents or money market instruments, such as repurchase agreements, and money market funds. Although the Fund invests primarily in equity securities, the Sub-Adviser may seek to implement the Fund’s investment strategy through investments in ETFs and other registered investment companies.

The Fund may use derivative instruments, such as futures contracts and forward foreign currency contracts, as a substitute for investing directly in an underlying security, to seek to enhance returns, to seek to manage or reduce exposure/risk, or to seek to manage foreign currency risk.

Please see the Fund’s Statement of Additional Information (the “SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

Additional Information Regarding the Fund’s Investment Risks.

Dividend Paying Securities Risk. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions

9

received by the Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. Dividend paying securities can fall out of favor with the market, causing the Fund to underperform funds that do not focus on dividend paying securities during such periods. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, which results in holders of common stock being subject to more risks than holders of preferred stocks or debt instruments of such issuers in the event of bankruptcy of such issuers.

Foreign Securities Risk. Investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying assets and stale assets pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to net asset value (“NAV”) that are greater than those experienced by other ETFs.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to that region or country’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a significant portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

•European Investment Risk. Investments in certain countries in the European Union (“EU”), such as Greece, Spain, Ireland, Italy and Portugal, are susceptible to high economic risks due to concerns about rising government debt levels, ability to service debt and potential for defaults. Efforts of the EU’s member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the EU faces issues involving its membership, structure, procedures, and policies. The exit of one or more member states from the EU, such as the recent departure of the United Kingdom (“UK”) (commonly referred to as “Brexit”), will likely place the EU’s currency and banking system in jeopardy and result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

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Sector Focus Risk. To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

•Financial Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Depositary Receipts Risk. Changes in foreign currency exchange rates will affect the value of depositary receipts, such as ADRs and GDRs, and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

REIT Securities Risk. Investments in securities of REITs are subject to the risks associated with investing in the securities of companies principally engaged in the real estate sector, which include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; demographic trends; and increases in interest rates and other real estate capital market influences. Investments in securities of REITs are also subject to the risk that the value of the Shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium capitalization companies.

Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s

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portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of the Fund and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Share price may be adversely affected.

Quantitative Model Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the information and data used in building the quantitative analytical framework, the decisions made by the Sub-Adviser in reliance thereon, the accuracy and completeness of historical data supplied by third parties, and changing sources of market returns.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally

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fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs and Other Registered Investment Companies. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by

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the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Foreign Currency Hedging Risk. The Fund may engage in various transactions, including forward foreign currency contracts, to hedge currency risk, but is not required to do so. The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. While foreign currency transactions may reduce the risk of loss from a change in value of a currency, they also limit any potential gains, do not protect against fluctuations in the value of the underlying position, and are subject to counterparty risk. The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Sub-Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures contracts, including the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Repurchase Agreements Risk. Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $172.3 billion in assets. As of December 31, 2023, the Adviser managed approximately $1.56 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser has served as the Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.49% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to the Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Wellington Management Company LLP (the “Sub-Adviser”), a Delaware limited liability partnership with its principal offices located at 280 Congress Street, Boston, MA 02210. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 80 years. The Sub-Adviser is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, the Sub-Adviser and its investment advisory affiliates had approximately $1.2 trillion in client assets under management.

Sub-Adviser Compensation. For services provided to the Fund, the Adviser pays the Sub-Adviser a fee, payable monthly in arrears, equal to an annualized rate of 0.21% of the Fund’s average daily net assets.

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Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund’s most recent semi-annual report for the fiscal period ended April 30, 2023. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the date indicated below:

•Thomas S. Simon, CFA, FRM, Portfolio Manager (since October 2017).

Mr. Simon is Senior Managing Director and Portfolio Manager within the Investment Strategy group of the Sub-Adviser. Mr. Simon joined the Sub-Adviser in 2009 and has been an investment professional since 2001.

•Matt J. Kyller, CFA, Portfolio Manager (since July 2022).

Mr. Kyller is Managing Director and Portfolio Manager within the Investment Strategy group of the Sub-Adviser. Mr. Kyller joined the Sub-Adviser in 2015 and has been an investment professional since 2006.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions, LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

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LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a

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portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

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DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

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This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.69	$28.57	$23.94	$26.41	$24.97
Investment operations:
Net investment income[1]	1.20	1.50	1.29	0.52	0.52
Net realized and unrealized gain (loss)	2.65	(5.13)	5.18	(2.08)	1.95
Total from investment operations	3.85	(3.63)	6.47	(1.56)	2.47

Less Distributions from:
Net investment income	(1.13)	(1.69)	(1.15)	(0.91)	(0.49)
Net realized gains	—	(1.56)	(0.69)	—	(0.54)
Total distributions	(1.13)	(3.25)	(1.84)	(0.91)	(1.03)
Net Asset Value, End of year	$24.41	$21.69	$28.57	$23.94	$26.41
Net Asset Value Total Return[2]	17.67%	(14.03)%	27.41%	(6.20)%	10.60%
Net assets, end of year (000’s omitted)	$8,543	$6,507	$7,142	$4,788	$5,281

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%[3]
Net investment income	4.77%	5.87%	4.47%	2.04%	2.08%
Portfolio turnover rate[4]	61%	50%	68%	211%	88%

1 Based on average shares outstanding.

2 Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3 The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4 Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

PROSPECTUS | November 28, 2023, as amended June 21, 2024

Virtus Reaves Utilities ETF
(Ticker: UTES)

a series of
ETFIS SERIES TRUST I

The Virtus Reaves Utilities Fund (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus Reaves Utilities ETF (Ticker: UTES) (the “Fund”) seeks to provide total return through a combination of capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

1	The management fee is structured as a “unified fee”, out of which W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser, pays all expenses of the Fund (including the management fee paid to the Fund’s investment adviser), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended July 31, 2023, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies in the Utility Sector (“Utility Sector Companies”). The Fund considers a company to be a “Utility Sector Company” if at least 50% of the company’s assets or customers are committed to, or at least 50% of the company’s revenues, gross income or profits derive from, the provision of products, services or equipment for the generation or distribution of electricity, gas or water. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

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W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser (the “Sub-Adviser” or “Reaves Asset Management”), manages the Fund’s assets using a value-based, bottom-up stock selection approach. In making investment decisions, the Sub-Adviser primarily invests in common stocks of Utility Sector Companies that the Sub-Adviser deems to be attractive based on the potential for growth of income and capital appreciation over time. While the Sub-Adviser may consider a number of factors in making investment decisions, the Sub-Adviser generally seeks to acquire Utility Sector Companies that have or reflect one or more of the following characteristics:

•conservative capital structures;

•solid balance sheets;

•history of and/or potential for growing earnings and raising dividends;

•positive catalysts that may unlock value; and/or

•lower-than-market levels of volatility, correlation or similar characteristics.

Although the Fund may invest in foreign Utility Sector Companies, including, without limitation, through investments in American Depositary Receipts (“ADRs”), the Fund will invest primarily in U.S. Utility Sector Companies. The Fund may invest in securities of issuers of any market capitalization.

The Fund’s investments are concentrated in the securities of issuers engaged primarily in utilities-related industries (i.e., Utility Sector Companies).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Utility Sector Concentration Risk. Concentrating its investments in utilities-related industries may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting utilities and Utility Sector Companies. A downturn in utilities related industries would have a larger impact on the Fund than on an investment company that does not concentrate solely in utilities related industries. At times, the performance of Utility Sector Companies may lag the performance of companies in other sectors or industries, or the broader market as a whole. As concentration in the securities of Utility Sector Companies increases, so does the potential for fluctuation in the net asset value (“NAV”) of the Shares.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Dividend Yield Risk. While the Fund may hold equity securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends at any time and for any reason, thus reducing the yield of the Fund. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall.

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Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Foreign Securities Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

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PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the periods shown in the bar chart, the highest return for a calendar quarter was 14.73% (quarter ended 12/31/2021).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (14.17)% (quarter ended 3/31/2020).

The Fund’s year-to-date return was (9.76)% as of September 29, 2023.

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Year	Since Inception[1]
Before taxes	0.81%	9.92%	11.70%
After taxes on distributions[2]	0.30%	9.36%	11.02%
After taxes on distributions and sale of shares[2]	0.83%	7.78%	9.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	11.93%
S&P 500 Utilities Index (reflects no deduction for fees, expenses or taxes)	1.57%	9.58%	11.08%

1	The Fund commenced operations on September 23, 2015.
2	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC (the “Adviser”) is the Fund’s investment adviser. ETFis Series Trust I (the “Trust”) and the Adviser have engaged Reaves Asset Management as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

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Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in September 2015: John P. Bartlett, CFA, and Joseph (Jay) Rhame, III, CFA.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Investments. Under normal market conditions, the Fund invests not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies in the Utility Sector (“Utility Sector Companies”). The Fund considers a company to be a “Utility Sector Company” if at least 50% of the company’s assets or customers are committed to, or at least 50% of the company’s revenues, gross income or profits derive from, the provision of products, services or equipment for the generation or distribution of electricity, gas or water. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Sub-Adviser manages the Fund’s assets using a value-based, bottom-up stock selection approach. In making investment decisions, the Sub-Adviser primarily invests in common stocks of Utility Sector Companies that the Sub-Adviser deems to be attractive based on the potential for growth of income and capital appreciation over time. While the Sub-Adviser may consider a number of factors in making investment decisions, the Sub-Adviser generally seeks to acquire Utility Sector Companies that have or reflect one or more of the following characteristics:

• conservative capital structures;

• solid balance sheets;

• history of and/or potential for growing earnings and raising dividends;

• positive catalysts that may unlock value; and/or

• lower-than-market levels of volatility, correlation or similar characteristics.

In evaluating potential investments, the Sub-Adviser may consider, among other things, earnings and cash flow potential, dividend prospects and tax treatment of dividends, strength of business franchises and estimates of net asset value. Investments are added to the Fund’s portfolio if they satisfy value-based criteria and the Sub-Adviser believes that they offer potential for short or long-term growth or income, or that they will contribute to the portfolio’s risk profile. Investments may be removed from the Fund’s portfolio if they exceed the Sub-Adviser’s estimates of full value, the Sub-Adviser believes that they are adding inefficient risk to the portfolio, the Sub-Adviser believes that the initial investment thesis fails, or the Sub-Adviser is seeking to raise funds for more attractive investment opportunities or other purposes. Although the Fund may invest in foreign Utility Sector Companies, including, without limitation, through investments in ADRs, the Fund will invest primarily in U.S. Utility Sector Companies. The Fund may invest in securities of issuers of any market capitalization.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund’s 80% investment limitation is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

In addition to the Fund’s principal investments strategies discussed above, the Fund may also invest in other securities that the Fund believes will help it achieve its investment objective or strategies, including cash and cash equivalents, such as money market instruments. The Fund may also write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. The Fund typically writes call options that are “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

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Additional Information Regarding the Fund’s Investment Risks.

Utility Sector Concentration Risk. The Fund’s investments are concentrated in the securities of issuers engaged primarily in utilities-related industries (i.e., Utility Sector Companies). This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting utilities and Utility Sector Companies.

The focus of the Fund’s portfolio on Utility Sector Companies may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors or industries of the economy. Specific risks associated with investments in Utility Sector Companies include, without limitation, environmental and conservation considerations, policies and regulations; competition; interest rates; inflation; financing difficulties; technological innovations that may render existing plants, equipment or products obsolete; natural or man-made disasters; costs and availability of services or fuel; changes in taxation; and lengthy delays and greatly increased costs and other problems associated with the design, construction, approval, licensing, regulation and operation of facilities for electric generation, gas production and water treatment and processing.

A downturn in utilities related industries would have a larger impact on the Fund than on an investment company that does not concentrate solely in utilities related industries. At times, the performance of Utility Sector Companies may lag the performance of companies in other sectors or industries, or the broader market as a whole. As concentration in the securities of Utility Sector Companies increases, so does the potential for fluctuation in the NAV of the Shares.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short or extended period of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, including in terms of priority to corporate income, which results in holders of common stock being subject to more risks (including greater dividend yield risk (as discussed below)) than preferred stocks or debt instruments of such issuers in the event of bankruptcy of such issuers.

Dividend Yield Risk. While the Fund may hold equity securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends at any time and for any reason, thus reducing the yield of the Fund. Lower priced securities held by the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market, causing the Fund to underperform funds that do not invest in high dividend yield securities during such periods. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

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Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Foreign Securities Risk. Investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. These risks are typically greater in emerging markets. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Depositary Receipts Risk. Changes in foreign currency exchange rates will affect the value of depositary receipts, such as ADRs, and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

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•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

Options Risk. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the

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underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying asset at the exercise price or a cash settlement amount. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If a hedge is applied in the Fund’s portfolio at an inappropriate time (e.g., due to unexpected market movements, unanticipated events or misjudgments of market conditions), then the Fund may lose money on the option position.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is Virtus ETF Advisers LLC, located at 31 West 52nd Street, 16th Floor, New York, NY 10019. The Adviser was organized as a Delaware limited liability company in August 2013 and is an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of September 30, 2023, on a collective basis, Virtus-affiliated registered investment advisers managed approximately $163 billion in assets. As of September 30, 2023, the Adviser managed approximately $1.4 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open-end management investment company registered with the SEC.

The Adviser has served as the Fund’s investment adviser since inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

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Adviser Compensation. The Adviser receives a monthly advisory fee at the annual rate of the greater of 0.075% of the Fund’s average daily net assets or $25,000 per year. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is W.H. Reaves & Co., Inc., d/b/a Reaves Asset Management, 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. The Sub-Adviser has served in that capacity since the commencement of the Fund’s operations pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser is an employee-owned firm organized as a Delaware corporation in 1961. As of September 30, 2023, the Sub-Adviser had approximately $2.8 billion in assets under management.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 0.49% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the Fund’s expenses (including the management fee paid to the Adviser, as noted above), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Sub-Adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund. For the fiscal year ended July 31, 2023, the Fund paid the Sub-Adviser fees under its “unified fee” structure equal to 0.49% of the Fund’s average daily net assets.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s semi-annual report for the fiscal period ended January 31, 2023. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such positions since the inception of the Fund’s operations in September 2015:

•John P. Bartlett, CFA — President, Portfolio Manager and Electric Utility Research Analyst at Reaves Asset Management.

Mr. Bartlett joined the Sub-Adviser in 1995. Mr. Bartlett is a twenty-year industry veteran who specializes in the analysis of electric utilities and industrial companies. He is also one of the Sub-Adviser’s portfolio managers. Mr. Bartlett received a B.A. from Connecticut College. He is a CFA Charterholder.

•Joseph (Jay) Rhame, III, CFA — CEO, Portfolio Manager and Research Analyst at Reaves Asset Management.

Mr. Rhame joined the Sub-Adviser in 2005. He serves as a telecommunications, energy, and utility analyst, and he is a member of the portfolio management team. He also serves on the Sub-Adviser’s risk management committee. Prior to his current role, Mr. Rhame was employed as one of the Sub-Adviser’s traders. Mr. Rhame received a B.A. from St. Mary’s College of Maryland and is a CFA Charterholder.

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Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, the Sub-Adviser and their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Shares may change on days when you will not be able to purchase or redeem Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by APs, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares, however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

18

CREATION UNITS

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

19

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	Virtus Reaves Utilities ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$48.66	$42.58	$38.99	$38.59	$33.54
Investment operations:
Net investment income[1]	0.93	0.95	0.85	0.85	0.74
Net realized and unrealized gain (loss)	(2.00)	6.07	3.62	0.35 [2]	5.06
Total from investment operations	(1.07)	7.02	4.47	1.20	5.80

Less Distributions from:
Net investment income	(1.06)	(0.94)	(0.88)	(0.80)	(0.75)
Total distributions	(1.06)	(0.94)	(0.88)	(0.80)	(0.75)
Net Asset Value, End of year	$46.53	$48.66	$42.58	$38.99	$38.59
Net Asset Value Total Return[3]	(2.19)%	16.70%	11.69%	3.24%	17.47%
Net assets, end of year (000’s omitted)	$44,204	$51,096	$36,197	$27,295	$23,153

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%	0.49%	0.76%[4]
Net investment income	2.01%	2.09%	2.10%	2.17%	2.04%
Portfolio turnover rate[5]	60%	43%	19%	34%	28%

1Based on average shares outstanding.

2The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553
By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819